VANGUARD(R)U.S. VALUE FUND
ANNUAL REPORT -- SEPTEMBER 30, 2000

[GRAPHIC]
[A MEMBER OF THE VANGUARD GROUP(R) LOGO]

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OUR REPORTS TO
  THE OWNERS

At Vanguard, we regard our investors not as mere customers but as owners of the enterprise. For that's exactly what a mutual fund shareholder is--part owner of an investment company.
     In our reports to you on how the company is doing, we have tried to convey information without hyperbole and in the context of broad market trends and relevant benchmarks.
     We've introduced several changes to this year's annual report to make it even more useful. Among the changes:
     **Larger type and redesigned graphics to make the reports easier to read. **An at-a-glance summary of key points about fund performance and the financial markets.
     **A table--included for many funds--in which the investment adviser highlights significant changes in holdings.
     **Comparisons of fund performance and characteristics against both a broad market index and a "best fit" benchmark.
     We hope you'll find that these changes make the reports even more accessible and informative.

SUMMARY

*    Vanguard U.S. Value Fund returned 8.2% in its first three months.

* The fund's investment adviser employs proprietary research and quantitative models to identify attractively valued stocks from the Russell 3000 Index.

* The fund's investments will be diversified among stocks of various sizes in various industries.

CONTENTS

1 Letter from the Chairman
5 Report from the Adviser
7 Fund Profile
8 Glossary of Investment Terms
9 Performance Summary
10 Financial Statements
21 Report of Independent Accountants

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1

LETTER
   FROM THE CHAIRMAN

Fellow Shareholders,

This is the first of my reports to the investors in vanguard U.S. Value Fund. Welcome aboard! We introduced the fund on June 5, 2000, and conducted a subscription period until June 29. On that day, your fund started to pursue its objective--to provide long-term growth of capital and income.
     During its first three months of operation, the fund achieved a total return of 8.2%. Net asset value increased from $10.02 per share on June 29 to $10.84 per share on September 30. The fund did not distribute any dividends during the period, nor did it distribute any capital gains realized from the sale of securities. The fund is expected to make such distributions once each year, in December.

2000 TOTAL RETURNS*
               Period Ended September 30
----------------------------------------
Vanguard U.S. Value Fund            8.2%
Average Multi-Cap Value Fund**      3.5
Russell 3000 Value Index            5.6
Wilshire 5000 Index                -1.8
----------------------------------------
 *Total returns are since the fund's
  inception on June 29, 2000.
**Derived from data provided by Lipper Inc.

     The table above compares the fund's return with the results for competing mutual funds and two unmanaged indexes--one that serves as a benchmark for your fund (the Russell 3000 Value Index) and a broader one that tracks the performance of the overall stock market (the Wilshire 5000 Total Market Index). As you can see, your fund outpaced each of these standards. However, no meaningful conclusions can be drawn from the results of such a brief period. Much of the remainder of this report will provide an overview of the U.S. Value Fund. The fund's performance will be described only briefly and "for the record."

THE STRATEGY AND RISKS OF YOUR FUND
Vanguard U.S. Value Fund takes a distinct approach to value investing. Grantham, Mayo, Van Otterloo & Co. (GMO), the fund's investment adviser, employs proprietary research and a series of quantitative models to choose among stocks in the Russell 3000 Index. This unmanaged benchmark includes 3,000 large-, mid-, and small-capitalization stocks and represents roughly 90% of the total capitalization of the U.S. stock market. GMO looks for stocks trading at prices that, in its view, are below the fundamental value of the underlying companies. These stocks typically


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2

have lower-than-average price/earnings ratios and higher-than-average dividend yields.
     Under the adviser's approach, the fund comprises four subportfolios, each based on a different approach to locating value. The amount invested in each subportfolio can vary over time. The largest component--expected to be 50% of the fund--is deployed according to the adviser's "intrinsic value" approach, a model that takes into account such ideas as the value of a franchise and the stability of a company's return on equity. (As an example, in the early 1990s, using this means of evaluating stocks, the adviser invested in Microsoft, Cisco Systems, and Intel. Such companies would not have been characterized as value stocks by traditional methods.) The remainder of the fund is divided more or less evenly among holdings chosen on the basis of three factors. Two of these are traditional methods of identifying value stocks--by assessing prices in terms of book values, and by assessing prospects in terms of cash flows. The final portion is invested in stocks believed to have upward price momentum.
--------------------------------------------------------------------------------
GMO INVESTS THE FUND'S ASSETS IN FOUR SUBPORTFOLIOS--EACH WITH ITS OWN APPROACH TO LOCATING VALUE.
--------------------------------------------------------------------------------
     As of September 30, the U.S. Value Fund held 386 stocks and was well-diversified across economic sectors. About 32% of the fund's net assets were invested in financial services companies, and about 16% of assets were held in utilities. The fund had just 7% of its assets in technology companies.
     By contrast, the average domestic stock mutual fund had a far larger stake of about 31% of assets in tech stocks, according to Morningstar. The average fund held about 13% of its assets in financials and 2% in utilities.
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WE EXPECT THAT,  OVER LONG  PERIODS,  THE FUND WILL PROVE LESS VOLATILE THAN THE
S&P   500    INDEX,    BUT    INVESTORS    STILL   FACE    SIGNIFICANT    RISKS.
--------------------------------------------------------------------------------
     While we expect that, over long periods, the U.S. Value Fund will prove less volatile than the Standard & Poor's 500 Index, the fund still entails significant risks. Like any stock fund, it subjects investors to market risk--the chance that share prices may decline over short or even extended periods. It is also possible that the adviser's strategies may fail to identify the best value stocks, so the fund could lag competing value funds. Finally, value stocks could trail growth stocks over any given period--as they did in 1998 and 1999. In such an environment, it would be difficult for the fund to keep up with broad market indexes.

PERFORMANCE OVERVIEW IN BRIEF
The three-month period ended September 30 was volatile and generally unrewarding for U.S. stock investors. Amid signs of slowing in the record-

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3

setting U.S. economic expansion, the Wilshire 5000 Index had a quarterly return near zero. Technology stocks were generally weak--the tech-heavy Nasdaq Composite Index fell -5.3%--and large-cap stocks declined slightly, on average. But mid- and small-cap stocks, as measured by the Wilshire 4500 Completion Index, rose 3.6%. Value stocks outperformed growth stocks.
     As noted, Vanguard U.S. Value Fund had a three-month total return of 8.2%. In truth, our launch timing was fortunate. The Russell 3000 Value Index posted positive results in July, August, and September--the first time since January 1999 that it had three consecutive winning months. Good stock selection in the financial services and utilities sectors drove the fund's return above that of the index.
     While reports like this one naturally involve some examination of short-term performance, a fund's record can be fairly judged only over many years. We think that's appropriate, given that most individuals invest for long-term goals.
     Our goal is to provide long-term returns that exceed those of our competitive benchmarks. The fund will be aided in this effort by its low costs. At the end of the fiscal period, the fund had an expense ratio (annual operating expenses as a percentage of average net assets) of 0.58%, or $5.80 per $1,000 in assets. That's less than half the 1.39% ($13.90 per $1,000) charged by our average mutual fund peer. Because the managerial and administrative costs of all mutual funds subtract directly from the return that shareholders would otherwise receive, our significant cost advantage provides us with a head start versus higher-cost funds.
--------------------------------------------------------------------------------
THE FUND'S EFFORT TO PROVIDE SUPERIOR LONG-TERM TOTAL RETURNS WILL BE AIDED BY ITS LOW COSTS.
--------------------------------------------------------------------------------
     This advantage is due in large part to our unique corporate structure: The Vanguard Group is owned by the Vanguard funds, which, in turn, are owned by the funds' shareholders. The typical mutual fund firm is managed by a company that seeks to maximize its profits. In contrast, the Vanguard funds operate on an at-cost basis, thereby passing along economies of scale to the fund shareholders, not a management company.

IN SUMMARY
Vanguard U.S. Value Fund set sail under the financial equivalent of clear blue skies and a strong tailwind. The sailing will not always be so smooth, of course. Stocks will fall now and again--sometimes sharply. At such times, it will be helpful to remember that markets are ever cyclical and that the primary purpose of equity investing is to meet long-term goals.
     It is also prudent, we believe, to maintain a balanced investment program. We define such a program as one that includes value- and growth-oriented


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4

stock funds as well as bond funds and short-term investments. For its part, Vanguard U.S. Value Fund will provide investors with a low-cost, actively managed way to gain exposure to value stocks of all sizes. Thank you for the confidence you've placed in us.
                                                         -----------------------
Sincerely,                                                               [PHOTO]
/s/ John J. Brennan                                              John J. Brennan
October 18, 2000                                                    Chairman and
                                                         Chief Executive Officer
                                                         -----------------------

5

REPORT
  FROM THE ADVISER                        GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

INVESTMENT ENVIRONMENT
We began investing the assets of vanguard u.s. value fund on June 29, after the end of its subscription period. From then through September 30, the fund outperformed the Russell 3000 Value Index by 2.6 percentage points--8.2% versus 5.6%.
     During this three-month period, value stocks strongly outperformed growth stocks and small-capitalization stocks led large-cap issues. The Russell 3000 Value Index return exceeded the returns of the S&P 500 Index by 5.7 percentage points and the Nasdaq Composite Index by 10.9 percentage points. The leading sectors in the Russell 3000 Value Index were financial services and energy. The consumer-discretionary, materials & processing, and technology groups were among the weakest performers for the period.
     The fund uses four  quantitative  investment  disciplines to select stocks:
"intrinsic value," which carries the largest weighting in the fund; two traditional value disciplines (price to book value and cash flow analysis); and a momentum discipline that singles out stocks with strong earnings and price momentum. Using several disciplines enables us to provide diversification and work toward consistent long-term results.

THE FUND'S SUCCESSES
The fund's margin over its benchmark index was attributable to strong stock selection. Of the four investment disciplines we employ, the intrinsic-value and price/book models provided good results in a market environment that favored value stocks. Holdings chosen on the basis of these two disciplines outperformed the benchmark for the three-month period. Stock selection was exceptionally strong in financial services (particularly banks and insurance companies) and, to a lesser extent, in utilities and consumer-discretionary stocks. Notable holdings included Fannie Mae, Bank One, Allstate, Dynegy, Bear Stearns, and Lehman Brothers, which outperformed the benchmark by an average of more than 45 percentage points.
     On balance, the fund's sector weightings detracted slightly from our return relative to the Russell 3000 Value Index, but we did benefit from holding less than the index in the weak consumer-discretionary sector and holding more in energy stocks, which performed well in the period.

THE FUND'S SHORTFALLS
The cash flow and momentum models we use detracted from performance, as both resulted in holdings that lagged the benchmark for the period. In particular,

6

some of our technology stocks, including Intel, Micron Technology, National Semiconductor, and LSI Logic, hurt performance.
     In terms of sector selection, the fund suffered from its overweight positions in technology and auto stocks, both of which were weak performers.

THE FUND'S POSITION
We expect the U.S. equity market to remain volatile. We've seen extreme variations in returns across industry sectors, with some sectors moving up sharply and others dropping significantly. We haven't taken any specific actions to adjust for this market environment, but we are monitoring it closely. In general, we are not making large sector bets relative to the benchmark.
     We will stay focused on adding value over the long term with investment strategies that have demonstrated effectiveness. We believe that our process of combining both value and momentum disciplines, in varying proportions, in the fund will continue to add value in the long term.

Christopher M. Darnell, Chief Investment Officer
Robert M. Soucy, Managing Director

October 13, 2000

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7

FUND PROFILE                                            AS OF SEPTEMBER 30, 2000
    FOR U.S. VALUE FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 8.
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PORTFOLIO CHARACTERISTICS
                                                                        Wilshire
                                     U.S. Value        Best Fit*            5000
--------------------------------------------------------------------------------
Number of Stocks                            386            2,001           6,793
Median Market Cap                        $18.0B           $35.2B          $46.8B
Price/Earnings Ratio                      16.1x            19.6x           31.5x
Price/Book Ratio                           2.2x             3.0x            4.7x
Yield                                      1.8%             1.9%            1.1%
Return on Equity                          18.4%            20.0%           22.4%
Earnings Growth Rate                      11.3%            11.0%           17.2%
Foreign Holdings                           0.1%             0.0%            0.0%
Turnover Rate                               18%               --              --
Expense Ratio                           0.58%**               --              --
Cash Investments                           2.2%               --              --
--------------------------------------------------------------------------------
**Annualized

------------------------------------------------------------
TEN LARGEST HOLDINGS
  (% of total net assets)

Fannie Mae                                              4.8%
  (financial services)
General Motors Corp.                                    3.1
  (automobiles)
AT&T Corp.                                              2.8
  (telecommunications)
The Walt Disney Co.                                     2.2
  (entertainment)
Bank One Corp.                                          2.2
  (banks)
Philip Morris Cos., Inc.                                2.0
  (tobacco)
SBC Communications Inc.                                 1.9
  (telecommunications)
Morgan Stanley Dean Witter & Co.                        1.8
  (financial services)
Abbott Laboratories                                     1.8
  (pharmaceuticals)
Oracle Corp.                                            1.8
  (software)
------------------------------------------------------------
Top Ten                                                24.4%
------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
  (% of common stocks)
                                                                        Wilshire
                                     U.S. Value         Best Fit*           5000
--------------------------------------------------------------------------------
Auto & Transportation                      6.9%              3.1%           1.6%
Consumer Discretionary                     8.2               9.6           12.6
Consumer Staples                           4.7               7.1            4.8
Financial Services                        32.3              32.1           16.7
Health Care                                7.4               8.2           11.9
Integrated Oils                            3.4               6.9            3.0
Other Energy                               4.0               2.7            2.8
Materials & Processing                     4.0               4.1            2.3
Producer Durables                          2.1               3.7            3.3
Technology                                 7.0               4.8           27.7
Utilities                                 16.4              15.2            8.2
Other                                      3.6               2.5            5.1
--------------------------------------------------------------------------------
*Russell 3000 Value Index.

-------------------
INVESTMENT FOCUS
MARKET CAP - LARGE
STYLE - VALUE
-------------------

                                                                       [GRAPHIC]
                                                               Visit our website
                                                                WWW.VANGUARD.COM
                                                           for regularly updated
                                                               fund information.

8

GLOSSARY
   OF INVESTMENT TERMS

CASH  INVESTMENTS.  The  percentage  of a fund's  net assets  invested  in "cash
equivalents"--highly  liquid,  short-term,   interest-bearing  securities.  This
figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN  MARKET  CAP.  An  indicator  of the  size of  companies  in which a fund
invests;  the  midpoint  of  market   capitalization   (market  price  x  shares
outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
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PRICE/BOOK  RATIO.  The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

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9

PERFORMANCE SUMMARY
   FOR U.S. VALUE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                          JUNE 29, 2000-SEPTEMBER 30, 2000

[GRAPHIC]

                                           TOTAL RETURNS             FINAL VALUE
                                 PERIOD ENDED SEPTEMBER 30, 2000 OF A $10,000 ------------------------------- INVESTMENT
                                      SINCE INCEPTION
--------------------------------------------------------------------------------
U.S. Value Fund*                                 8.18%                   $10,818
Average Multi-Cap Value Fund**                   3.53                     10,353
Russell 3000 Value Index                         5.59                     10,559
Wilshire 5000 Index                             -1.79                      9,821
--------------------------------------------------------------------------------
**Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL RETURN                                     PERIOD ENDED SEPTEMBER 30, 2000

                                                       SINCE INCEPTION
                                  INCEPTION    ---------------------------------
                                       DATE    CAPITAL       INCOME        TOTAL
--------------------------------------------------------------------------------
U.S. Value Fund*                  6/29/2000      8.18%        0.00%        8.18%
--------------------------------------------------------------------------------
*Subscription period for the fund was June 5, 2000, to June 29, 2000, during which time all assets were held in money market instruments. Performance measurement begins June 29, 2000.

10

FINANCIAL STATEMENTS
   SEPTEMBER 30, 2000

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
U.S. VALUE FUND                                       SHARES               (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.8%)
--------------------------------------------------------------------------------

AUTO & TRANSPORTATION (6.7%)
  General Motors Corp.                                32,800              $2,132
  Ford Motor Co.                                      33,129                 839
  Burlington Northern
    Santa Fe Corp.                                    21,300                 459
  Union Pacific Corp.                                  6,100                 237
  Tidewater Inc.                                       4,500                 205
* AMR Corp.                                            4,300                 140
  CSX Corp.                                            6,200                 135
  Delta Air Lines, Inc.                                2,800                 124
  UAL Corp.                                            2,300                  97
  Norfolk Southern Corp.                               4,100                  60
  The Goodyear Tire & Rubber Co.                       3,000                  54
* Offshore Logistics, Inc.                             2,000                  36
  Overseas Shipholding Group Inc.                      1,200                  33
  Arctic Cat, Inc.                                     1,300                  16
                                                                ----------------
                                                                           4,567
                                                                ----------------
CONSUMER DISCRETIONARY (8.0%)

  The Walt Disney Co.                                 39,800               1,522
* Viacom Inc. Class B                                  5,200                 304
  Sears, Roebuck & Co.                                 7,600                 246
* Federated Department Stores, Inc.                    9,200                 240
* Toys R Us, Inc.                                     13,600                 221
  The Limited, Inc.                                    7,900                 174
* Mandalay Resort Group                                6,700                 172
* Kmart Corp.                                         24,200                 145
  Tribune Co.                                          3,200                 140
  Whirlpool Corp.                                      3,300                 128
  Hollinger International, Inc.                        7,400                 124
* Brinker International, Inc.                          3,900                 117
  R.R. Donnelley & Sons Co.                            4,700                 115
* Payless ShoeSource, Inc.                             1,800                 101
* AT&T Corp.-Liberty Media Class A                     5,500                  99
* Venator Group, Inc.                                  7,000                  87
  Banta Corp.                                          3,400                  83
  Harman International
    Industries, Inc.                                   2,000                  78
  J.C. Penney Co., Inc.                                6,500                  77
  Ruby Tuesday, Inc.                                   6,400                  72
* Aztar Corp.                                          4,300                  66
* Rent-A-Center, Inc.                                  1,900                  66
  CBRL Group, Inc.                                     4,500                  65
  Dillard's Inc.                                       5,800                  62
* Mohawk Industries, Inc.                              2,700                  59
* GTech Holdings Corp.                                 3,500                  58
  VF Corp.                                             2,300                  57
  Bob Evans Farms, Inc.                                2,900                  54
  American Greetings Corp. Class A                     3,000                  53
  Media General, Inc. Class A                          1,100                  47
  BHC Communications, Inc. Class A                       300                  47
  Wallace Computer Services, Inc.                      2,900                  44
  Service Corp. International                         17,600                  43
* Buffets Inc.                                         3,100                  43

11

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                      SHARES               (000)
--------------------------------------------------------------------------------
* AutoNation, Inc.                                     6,800            $   41
  Kelly Services, Inc. Class A                         1,700                40
  Springs Industries Inc. Class A                      1,400                39
  The Toro Co.                                         1,100                35
* Ryan's Family Steak Houses, Inc.                     4,400                34
* Nautica Enterprises, Inc.                            2,300                30
  Russell Corp.                                        1,900                30
* ShopKo Stores, Inc.                                  2,800                29
* Pinnacle Entertainment, Inc.                         1,100                24
  Bowne & Co., Inc.                                    1,900                19
  Lone Star Steakhouse
    & Saloon, Inc.                                     2,600                19
  Libbey, Inc.                                           500                16
* Hollywood Entertainment Corp.                        2,000                15
  La-Z-Boy Inc.                                        1,000                15
* Amerco, Inc.                                           700                14
* Bacou USA Inc.                                         500                13
  The Marcus Corp.                                       900                 9
* Volt Information Sciences Inc.                         400                 9
                                                               -----------------
                                                                         5,440
                                                               -----------------

CONSUMER STAPLES (4.6%)
  Philip Morris Cos., Inc.                            46,000               1,354
  PepsiCo, Inc.                                       11,300                 520
  Nabisco Group Holdings Corp.                        10,300                 294
  Albertson's, Inc.                                   13,100                 275
  SuperValu Inc.                                       8,400                 127
  IBP, Inc.                                            5,800                 106
  Adolph Coors Co. Class B                             1,200                  76
  Unilever NV ADR                                      1,400                  68
  Universal Foods Corp.                                3,100                  63
  Interstate Bakeries Corp.                            3,700                  54
  Winn-Dixie Stores, Inc.                              3,100                  45
  Fleming Cos., Inc.                                   3,400                  44
  Earthgrains Co.                                      2,100                  39
  Ruddick Corp.                                        2,700                  37
  Coca-Cola Bottling Co.                                 500                  21
  Great Atlantic & Pacific Tea Co., Inc.               1,400                  15
* 7-Eleven, Inc.                                       1,000                  13
  Ingles Markets, Inc.                                 1,100                  12
                                                               -----------------
                                                                           3,163
                                                               -----------------

FINANCIAL SERVICES (31.6%)
  BANKS--NEW YORK CITY (0.9%)
  J.P. Morgan & Co., Inc.                              2,700                 441
  The Chase Manhattan Corp.                            3,300                 152

  BANKS--OUTSIDE NEW YORK CITY (7.5%)
  Bank One Corp.                                      39,300               1,518
  First Union Corp.                                   29,000                 933
  KeyCorp                                             18,800                 476
  Bank of America Corp.                                9,000                 471
  FleetBoston Financial Corp.                          8,600                 335
  PNC Financial Services Group                         5,000                 325
  National City Corp.                                 13,300                 294
  SouthTrust Corp.                                     3,200                  10
  UnionBanCal Corp.                                    4,000                  93
  Colonial BancGroup, Inc.                             7,500                  78
  Pacific Century Financial Corp.                      4,500                  77
  Union Planters Corp.                                 2,300                  76
  Provident Financial Group, Inc.                      2,400                  71
  BancWest Corp.                                       2,900                  56
  Provident Bankshares Corp.                           2,400                  40
  Riggs National Corp.                                 2,600                  32
  State Street Corp.                                     200                  26
  First Bancorp/Puerto Rico                              600                  15
  First Citizens BancShares Class A                      200                  14
  Regions Financial Corp.                                600                  14
  BancFirst Corp.                                        400                  13
  Community Bank System, Inc.                            500                  13
* BOK Financial Corp.                                    600                  11
  Corus Bankshares Inc.                                  300                  11
  First Tennessee National Corp.                         500                  10

  DIVERSIFIED FINANCIAL SERVICES (5.0%)
  Morgan Stanley Dean Witter & Co.                    13,700               1,253
  The Goldman Sachs Group, Inc.                        8,700                 991
  Merrill Lynch & Co., Inc.                           11,000                 726
  American General Corp.                               2,100                 164
  Citigroup, Inc.                                      2,966                 160
  PaineWebber Group, Inc.                              1,700                 116
  Liberty Financial Cos., Inc.                           500                  12

  FINANCIAL--MISCELLANEOUS (5.5%)
  Fannie Mae                                          46,000               3,289
  Freddie Mac                                          4,800                 260
  MBIA, Inc.                                           2,400                 171
  MBNA Corp.                                             700                  27
  MGIC Investment Corp.                                  300                  18
* Ocwen Financial Corp.                                1,700                  10

  INSURANCE--LIFE (0.3%)
  Conseco Inc.                                        23,500                 179
  Kansas City Life Insurance Co.                         300                  10

  INSURANCE--MULTI-LINE (5.0%)
  Allstate Corp.                                      30,000               1,042
  Loews Corp.                                          5,900                 492
  The Hartford Financial Services
    Group Inc.                                         4,600                 336
  CIGNA Corp.                                          2,900                 303
  Lincoln National Corp.                               4,100                 197
  Torchmark Corp.                                      7,100                 197
  SAFECO Corp.                                         6,800                 185
  Cincinnati Financial Corp.                           4,900                 174
  Old Republic International Corp.                     5,800                 140
  Allmerica Financial Corp.                            2,100                 134
* CNA Financial Corp.                                  2,700                 103

12

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
U.S. VALUE FUND                                       SHARES               (000)
--------------------------------------------------------------------------------
  American National Insurance Co.                      1,300            $   83
  American Financial Group, Inc.                       1,600                37
  Insurance--Property--Casualty (1.2%)
  St. Paul Cos., Inc.                                  7,100               350
  The Chubb Corp.                                      3,400               269
  White Mountains Insurance
  Group Inc.                                             400               109
  W.R. Berkley Corp.                                   1,600                55
  PXRE Group Ltd.                                        800                13
  Argonaut Group, Inc.                                   700                12
  Midland Co.                                            400                11

  RENT & LEASE SERVICES--COMMERCIAL (0.8%)
  GATX Corp.                                           4,400               184
  Comdisco, Inc.                                       7,900               151
  Ryder System, Inc.                                   5,900               109
* XTRA Corp.                                           1,100                49
  Rollins Truck Leasing                                5,200                33

  SAVINGS & LOAN (3.1%)
  Washington Mutual, Inc.                             23,000               916
  Golden West Financial Corp.                          6,800               365
  Bank United Corp. Class A                            3,300               167
  Dime Bancorp, Inc.                                   7,700               166
  Green Point Financial Corp.                          4,400               130
  Washington Federal Inc.                              5,000               114
  Charter One Financial                                3,225                79
  Astoria Financial Corp.                              1,400                54
  Independence Community
    Bank Corp.                                         3,500                49
  PFF Bancorp, Inc.                                      900                20
* First Republic Bank                                    600                18
  Bay View Capital Corp.                               1,400                15
  Westcorp, Inc.                                         900                14
  First Federal Capital Corp.                          1,000                12

  SECURITIES BROKERS & SERVICES (2.3%)
  Lehman Brothers Holdings, Inc.                       3,500               517
  Bear Stearns Co., Inc.                               7,400               466
  Franklin Resources Corp.                             8,700               387
  Countrywide Credit Industries, Inc.                  4,300               162
  Advanta Corp. Class A                                  900                10
                                                               -----------------
                                                                        21,511
                                                               -----------------

HEALTH CARE (7.2%)
  Abbott Laboratories                                 25,400               1,208
  HCA-The Healthcare Co.                              10,600                 394
  Aetna Inc.                                           6,000                 348
* Universal Health Services Class B                    3,400                 291
  American Home Products Corp.                         4,700                 266
  Tenet Healthcare Corp.                               6,400                 233
  Johnson & Johnson                                    2,400                 225
  Pharmacia Corp.                                      3,400                 205
  C.R. Bard, Inc.                                      4,100                 173
  Bristol-Myers Squibb Co.                             2,800                 160
* HEALTHSOUTH Corp.                                   17,500                 142
  Schering-Plough Corp.                                3,000                 140
* PE Corp.-Celera Genomics Group                       1,400                 139
  DENTSPLY International Inc.                          3,900                 136
  Beckman Coulter, Inc.                                1,500                 116
* Foundation Health Systems
    Class A                                            6,900                 115
  Mallinckrodt, Inc.                                   1,900                  87
  Invacare Corp.                                       2,300                  74
* Quorum Health Group, Inc.                            5,600                  73
* Lincare Holdings, Inc.                               2,000                  57
* Beverly Enterprises, Inc.                            9,200                  55
* STERIS Corp.                                         4,500                  54
  Datascope Corp.                                      1,300                  44
  Owens & Minor, Inc. Holding Co.                      2,700                  43
* Acuson Corp.                                         1,200                  27
  Diagnostic Products Corp.                              500                  27
* US Oncology, Inc.                                    4,800                  22
* Bio-Rad Laboratories, Inc. Class A                     900                  20
* Life Technologies, Inc.                                300                  20
  West Pharmaceutical Services, Inc.                     700                  16
* CorVel Corp.                                           500                  14
* Covance, Inc.                                        1,000                   8
                                                               -----------------
                                                                           4,932
                                                               -----------------

INTEGRATED OILS (3.3%)
  Coastal Corp.                                        5,400                 400
  Phillips Petroleum Co.                               5,200                 326
  USX-Marathon Group                                  11,000                 312
  Unocal Corp.                                         7,600                 269
  Amerada Hess Corp.                                   4,000                 268
  Kerr-McGee Corp.                                     3,900                 258
  Occidental Petroleum Corp.                          11,700                 255
  Texaco Inc.                                          2,200                 116
  Murphy Oil Corp.                                       900                  58
                                                               -----------------
                                                                           2,262
                                                               -----------------

OTHER ENERGY (4.0%)
  Dynegy, Inc.                                        11,200                 638
  Apache Corp.                                         5,200                 307
  EOG Resources, Inc.                                   6,900                268
  El Paso Energy Corp.                                 3,400                 210
  Noble Affiliates, Inc.                               5,600                 208
  Transocean Sedco Forex Inc.                          2,400                 141
  Helmerich & Payne, Inc.                              3,200                 116
* BJ Services Co.                                      1,700                 104
* Key Energy Services, Inc.                           10,300                 101
  Ashland, Inc.                                        2,700                  91
* Veritas DGC Inc.                                     2,500                  72
  ENSCO International, Inc.                            1,700                  65
* Pride International Inc.                             2,100                  56
* Parker Drilling Co.                                  7,300                  51
* Seitel, Inc.                                         3,300                  47

13

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                      SHARES               (000)
--------------------------------------------------------------------------------
  Cabot Oil & Gas Corp. Class A                        2,100             $    43
* Oceaneering International, Inc.                      2,400                  40
  Valero Energy Corp.                                  1,000                  35
* Marine Drilling Co., Inc.                            1,200                  34
* Pioneer Natural Resources Co.                        1,900                  27
* Global Marine, Inc.                                    800                  25
* Atwood Oceanics, Inc.                                  400                  17
                                                               -----------------
                                                                           2,696
                                                               -----------------

MATERIALS & PROCESSING (3.9%)
  International Paper Co.                              7,400                 212
  Alcan Aluminium Ltd.                                 6,100                 176
  Phelps Dodge Corp.                                   3,800                 159
  Archer-Daniels-Midland Co.                          15,865                 137
  Georgia Pacific Group                                4,800                 113
  USX-U.S. Steel Group                                 7,100                 108
  Precision Castparts Corp.                            2,800                 107
  Crown Cork & Seal Co., Inc.                          9,900                 106
  The Mead Corp.                                       4,500                 105
  Westvaco Corp.                                       3,900                 104
  Lyondell Chemical Co.                                8,500                 100
  Temple-Inland Inc.                                   2,500                  95
  Ball Corp.                                           2,800                  89
* Cytec Industries, Inc.                               2,400                  80
  Boise Cascade Corp.                                  2,900                  77
* Owens-Illinois, Inc.                                 7,400                  68
  Bemis Co., Inc.                                      2,100                  67
  Harsco Corp.                                         3,000                  66
  AK Steel Corp.                                       6,400                  60
  The Timken Co.                                       3,900                  53
  Lubrizol Corp.                                       2,300                  45
  IMC Global Inc.                                      3,100                  45
  Texas Industries, Inc.                               1,300                  41
  Aptargroup Inc.                                      1,700                  41
  Interface, Inc.                                      4,800                  38
* Unifi, Inc.                                          3,500                  36
* Airgas, Inc.                                         5,000                  34
  Wellman, Inc.                                        2,100                  30
* Mueller Industries Inc.                              1,300                  29
  Ryerson Tull, Inc.                                   3,100                  29
  Caraustar Industries, Inc.                           2,300                  25
* Bethlehem Steel Corp.                                8,400                  25
  Commercial Metals Co.                                  700                  18
  Georgia Gulf Corp.                                   1,100                  13
* PolyOne Corp.                                        1,800                  13
  Sonoco Products Co.                                    700                  13
  Barnes Group, Inc.                                     700                  13
  The Standard Register Co.                              800                  13
  Rock-Tenn Co.                                        1,300                  13
* Nortek, Inc.                                           700                  12
  Weyerhaeuser Co.                                       300                  12
* Griffon Corp.                                        1,400                  11
  LTV Corp.                                            8,600                  11
  Stepan Co.                                             500                  10
  National Steel Corp. Class B                         2,900                   9
  Liqui-Box Corp.                                        200                   6
                                                               -----------------
                                                                           2,667
                                                               -----------------

PRODUCER DURABLES (2.0%)
  Emerson Electric Co.                                 3,000                 201
  Lockheed Martin Corp.                                4,200                 138
  Deere & Co.                                          3,900                 130
  The Boeing Co.                                       1,700                 107
  Northrop Grumman Corp.                               1,100                 100
  Cooper Industries, Inc.                              2,400                  85
  Pulte Corp.                                          2,200                  73
  Pentair, Inc.                                        2,500                  67
  HON Industries, Inc.                                 2,400                  59
  Ryland Group, Inc.                                   1,700                  53
  Kennametal, Inc.                                     2,000                  52
  Kimball International, Inc. Class B                  2,700                  48
  AGCO Corp.                                           3,700                  44
  Cummins Engine Co., Inc.                             1,400                  42
  Milacron Inc.                                        2,700                  36
* Esterline Technologies Corp.                         1,800                  35
  NACCO Industries, Inc. Class A                         700                  29
  Woodward Governor Co.                                  600                  27
  MDC Holdings, Inc.                                     600                  16
  Thomas Industries, Inc.                                600                  12
  Mine Safety Appliances Co.                             500                  11
  Caterpillar, Inc.                                      300                  10
                                                               -----------------
                                                                           1,375
                                                               -----------------

Technology (6.8%)
* Oracle Corp.                                        15,200               1,197
  Intel Corp.                                         11,900                 495
  Compaq Computer Corp.                               17,600                 485
  Hewlett-Packard Co.                                  4,200                 407
  Electronic Data Systems Corp.                        6,300                 261
* Micron Technology, Inc.                              5,600                 258
* SDL, Inc.                                              800                 246
  Raytheon Co. Class B                                 6,200                 176
* Apple Computer, Inc.                                 6,500                 167
* Advanced Micro Devices, Inc.                         6,900                 163
  Harris Corp.                                         4,200                 119
* General Motors Corp. Class H                         3,100                 115
* Litton Industries, Inc.                              2,400                 107
* Cabletron Systems, Inc.                              3,100                  91
* National Semiconductor Corp.                         2,200                  89
* Computer Sciences Corp.                              1,000                  74
* Seagate Technology Inc.                              1,000                  69
  Reynolds & Reynolds Class A                          2,800                  56
* Atmel Corp.                                          3,000                  46
  Motorola, Inc.                                         400                  11
* Microsoft Corp.                                        100                   6
                                                               -----------------
                                                                           4,638
                                                               -----------------

14

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
 U.S. VALUE FUND                                      SHARES               (000)
--------------------------------------------------------------------------------
UTILITIES (16.0%)
  AT&T Corp.                                          64,100             $ 1,883
  SBC Communications Inc.                             26,100               1,305
  Verizon Communications                              20,402                 988
* Sprint PCS                                          18,600                 652
  Entergy Corp.                                       11,300                 421
  Unicom Corp.                                         5,900                 332
  Dominion Resources, Inc.                             5,200                 302
  Reliant Energy, Inc.                                 6,200                 288
  TXU Corp.                                            7,100                 281
  Southern Co.                                         8,500                 276
  PG&E Corp.                                          11,000                 266
  Public Service Enterprise
    Group, Inc.                                        5,100                 228
  Constellation Energy Group                           4,500                 224
  FirstEnergy Corp.                                    7,900                 213
  DTE Energy Co.                                       5,500                 210
  FPL Group, Inc.                                      3,200                 210
  Consolidated Edison Inc.                             5,500                 188
  Telephone & Data Systems, Inc.                       1,700                 188
  Xcel Energy, Inc.                                    6,600                 182
  American Electric Power Co., Inc.                    4,600                 180
  GPU, Inc.                                            5,400                 175
  Ameren Corp.                                         4,100                 172
  Edison International                                 8,700                 168
  Pinnacle West Capital Corp.                          3,300                 168
* Niagara Mohawk Holdings Inc.                        10,600                 167
  Questar Corp.                                        5,000                 139
* Citizens Communications Co.                          8,600                 116
  Northeast Utilities                                  4,800                 104
  Western Resources, Inc.                              4,300                  93
  Public Service Co. of New Mexico                     3,300                  85
  KeySpan Corp.                                        2,100                  84
  Potomac Electric Power Co.                           3,000                  76
  Wisconsin Energy Corp.                               3,800                  76
  Allegheny Energy, Inc.                               1,700                  65
  ONEOK, Inc.                                          1,400                  56
  Southwest Gas Corp.                                  2,600                  54
  SCANA Corp.                                          1,700                  52
* WorldCom, Inc.                                       1,700                  52
  PPL Corp.                                            1,100                  46
  UniSource Energy Corp.                               2,800                  46
  Florida Progress Corp.                                 800                  42
* El Paso Electric Co.                                 1,500                  21
  Hickory Tech Corp.                                     700                  16
  Southwestern Energy Co.                              1,400                  12
  North Pittsburgh Systems, Inc.                         800                  11
                                                              ------------------
                                                                          10,913
                                                              ------------------

OTHER (3.7%)
  Honeywell International Inc.                        24,500                 873
  The Seagram Co. Ltd.                                 8,100                 465
  Minnesota Mining &
    Manufacturing Co.                                  3,500                 319
  Hillenbrand Industries, Inc.                         3,600                 161
  Brunswick Corp.                                      6,400                 117
  Fortune Brands, Inc.                                 3,600                  95
  Trinity Industries, Inc.                             3,000                  70
  McDermott International, Inc.                        5,200                  57
  Carlisle Co., Inc.                                   1,300                  54
* FMC Corp.                                              800                  54
  Teleflex Inc.                                        1,400                  48
  Lancaster Colony Corp.                               1,900                  47
  National Service Industries, Inc.                    2,100                  41
* Ogden Corp.                                          2,900                  39
  Walter Industries, Inc.                              3,800                  34
  GenCorp, Inc.                                        2,200                  18
* Sequa Corp. Class A                                    300                  13
                                                              ------------------
                                                                           2,505
                                                              ------------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $63,297)                                                            66,669
--------------------------------------------------------------------------------
                                                        Face
                                                      Amount
                                                       (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.3%)
--------------------------------------------------------------------------------
U.S. TREASURY BILL
  5.99%, 12/7/2000                                    $   40                 40

REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a
  Pooled Cash Account
  6.50%, 10/2/2000                                     2,257              2,257
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $2,297)                                                           2,297
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.1%)
  (COST $65,594)                                                         68,966
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.1%)
--------------------------------------------------------------------------------
Receivables for Investment Securities Sold                                2,626
Other Assets--Note C                                                        431
Payables for Investment Securities Purchased                             (3,697)
Other Liabilities                                                          (130)
                                                                    ------------
                                                                           (770)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 6,289,228 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                             $68,196
================================================================================

NET ASSET VALUE PER SHARE                                                $10.84
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.

15

--------------------------------------------------------------------------------
                                                      AMOUNT                 PER
                                                       (000)               SHARE
--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid in Capital                                      $64,563              $10.26
Undistributed Net
  Investment Income                                      262                 .04
Accumulated Net Realized Losses                           (1)                 --
Unrealized Appreciation--Note E                        3,372                 .54
--------------------------------------------------------------------------------
NET ASSETS                                           $68,196              $10.84
================================================================================

16

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------
                                                                U.S. VALUE FUND
                                                                     JUNE 5* TO
                                                             SEPTEMBER 30, 2000
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                               $ 256
  Interest                                                                   78
--------------------------------------------------------------------------------
    Total Income                                                            334
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                           31
  The Vanguard Group--Note C
    Management and Administrative                                            12
  Custodian Fees                                                             20
  Auditing Fees                                                               9
--------------------------------------------------------------------------------
    Total Expenses                                                           72
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       262
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                              (26)
    Futures Contracts                                                        25
--------------------------------------------------------------------------------
REALIZED NET (LOSS)                                                          (1)
--------------------------------------------------------------------------------
UNREALIZED APPRECIATION OF INVESTMENT SECURITIES                          3,372
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $3,633
================================================================================
*Commencement of operations.

17

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the reporting period. The Operations section summarizes information detailed in the Statement of Operations. The fund has not yet made any Distributions to shareholders. The Capital Share Transactions section shows the amount shareholders invested in the fund, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                                U.S. VALUE FUND
                                                                     JUNE 5* TO
                                                             SEPTEMBER 30, 2000
                                                                          (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                                   $ 262
  Realized Net Loss                                                          (1)
  Unrealized Appreciation                                                 3,372
--------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Operations                  3,633
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                      --
  Realized Capital Gain                                                      --
--------------------------------------------------------------------------------
    Total Distributions                                                      --
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                                                 66,331
  Issued in Lieu of Cash Distributions                                       --
  Redeemed                                                               (1,768)
--------------------------------------------------------------------------------
    Net Increase from Capital Share Transactions                         64,563
--------------------------------------------------------------------------------
  Total Increase                                                         68,196
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                                        --
  End of Period                                                         $68,196
================================================================================

1Shares Issued (Redeemed)
  Issued                                                                  6,455
  Issued in Lieu of Cash Distributions --
  Redeemed                                                                 (166)
--------------------------------------------------------------------------------
    Net Increase in Shares Outstanding                                    6,289
================================================================================
*Commencement of operations.

18

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------
                                                                 U.S. VALUE FUND
                                                                      JUNE 5* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                 SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                      .04
  Net Realized and Unrealized Gain (Loss) on Investments                     .80
--------------------------------------------------------------------------------
    Total from Investment Operations                                         .84
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                       --
  Distributions from Realized Capital Gains                                  --
--------------------------------------------------------------------------------
    Total Distributions                                                      --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $10.84
================================================================================

TOTAL RETURN                                                               8.18%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                       $68
  Ratio of Total Expenses to Average Net Assets                          0.58%**
  Ratio of Net Investment Income to Average Net Assets                   2.08%**
  Portfolio Turnover Rate                                                    18%
================================================================================
 *Subscription period for the fund was June 5, 2000, to June 29, 2000, during which time all assets were held in money market instruments. Performance measurement begins June 29, 2000, at a net asset value of $10.02.
**Annualized.

19

NOTES TO FINANCIAL STATEMENTS

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Grantham, Mayo, Van Otterloo, & Co. LLC provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the period ended September 30, 2000, the advisory fee represented an effective annual rate of 0.225% of the fund's average net assets.

20

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2000, the fund had contributed capital of $11,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.01% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. During the period ended September 30, 2000, the fund purchased $70,013,000 of investment securities and sold $6,695,000 of investment securities other than temporary cash investments.

E. At September 30, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $3,372,000, consisting of unrealized gains of $6,316,000 on securities that had risen in value since their purchase and $2,944,000 in unrealized losses on securities that had fallen in value since their purchase.

21

REPORT
   OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard U.S. Value Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Value Fund (the "Fund") at September 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2000 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 1, 2000

--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD U.S. VALUE FUND
This information for the fiscal period ended September 30, 2000, is included pursuant to provisions of the Internal Revenue Code.
     For corporate shareholders, 94.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

THE VANGUARD(R)
   FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock
 Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets
 Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital
 Appreciation Fund
Tax-Managed Growth and
 Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock
 Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative
 Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
 Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
Admiral(TM) Intermediate-Term
 Treasury Fund
Admiral(TM) Long-Term
 Treasury Fund
Admiral(TM) Short-Term
 Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term
 Tax-Exempt Fund
Intermediate-Term Bond
 Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term
 Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida,
 Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS

Admiral(TM) Treasury Money
 Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
 Funds (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
   WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.
     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES
JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                    JOHN C. BOGLE
                    Founder; Chairman and Chief Executive, 1974-1996.

                                                        [SHIP LOGO]
                                                     THE VANGUARD GROUP(R)
                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

ABOUT OUR COVER
Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard &  Poor's(R),  S&P(R),  S&P  500(R),  Standard & Poor's 500,  500,  S&P
MidCap400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

                                                (C)2000 The Vanguard Group, Inc.
                                                All rights reserved.
                                                Vanguard Marketing
                                                Corporation, Distributor.

                                                Q1240 112000

VANGUARD(R)ASSET ALLOCATION FUND
ANNUAL REPORT SEPTEMBER 30, 2000

[GRAPHIC]
{A MEMBER OF THE VANGUARD GROUP (R)]

OUR REPORTS TO
   THE OWNERS

At Vanguard, we regard our investors not as mere customers but as owners of the enterprise. For that's exactly what a mutual fund shareholder is--part owner of an investment company.
     In our reports to you on how the company is doing, we have tried to convey information without hyperbole and in the context of broad market trends and relevant benchmarks.
     We've introduced several changes to this year's annual report to make it even more useful. Among the changes:
     **Larger type and redesigned graphics to make the reports easier to read. **An at-a-glance summary of key points about fund performance and the financial markets.
     **A table--included for many funds--in which the investment adviser highlights significant changes in holdings.
     **Comparisons of fund performance and characteristics against both a broad market index and a "best fit" benchmark.
     We hope you'll find that these changes make the reports even more accessible and informative.


SUMMARY

* Vanguard Asset Allocation Fund posted an 11.4% return during a volatile period in financial markets.

* Small-capitalization stocks outperformed large-caps during the 12 months ended September 30.

* The prices of longer-term government bonds surged, outpacing corporate bonds.

* Technology-related stocks stumbled in the second half of the fiscal year, bringing down most market indexes.


CONTENTS

 1 LETTER FROM THE CHAIRMAN
 5 REPORT FROM THE ADVISER
 7 FUND PROFILE
 9 GLOSSARY OF INVESTMENT TERMS
11 PERFORMANCE SUMMARY
12 REPORT ON AFTER-TAX RETURNS
13 FINANCIAL STATEMENTS
25 REPORT OF INDEPENDENT ACCOUNTAN


LETTER
   FROM THE CHAIRMAN

FELLOW SHAREHOLDERS,

VANGUARD ASSET ALLOCATION FUND earned an 11.4% return during the 12 months ended September 30, 2000--a period of extreme volatility in the financial markets. While solid in absolute terms, the fund's return lagged those of its average peer and its benchmark index.
     The adjacent table presents the fiscal-year total returns (capital change plus reinvested dividends) for the Asset Allocation Fund, the average flexible-portfolio fund, and our composite index benchmark, which is 65% Standard & Poor's 500 Index and 35% Lehman Brothers Long U.S. Treasury Index. As you know, the investments of the Asset Allocation Fund may be split among large-capitalization common stocks, long-term U.S. Treasury bonds, and cash equivalents. As you might expect, the fund's return fell between the 13.3% gain of the S&P 500 Index and the 9.8% return of the Lehman Long Treasury Index.


2000 TOTAL RETURNS
                                               FISCAL YEAR ENDED
                                                    SEPTEMBER 30
----------------------------------------------------------------
Vanguard Asset Allocation Fund                             11.4%
Average Flexible Fund*                                     12.8
Asset Allocation Composite Index**                         12.4
----------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**65% S&P 500 Index and 35% Lehman Long Treasury Index.

     The fund's return is based on an increase in net asset value from $24.11 per share on September 30, 1999, to $24.79 per share on September 30, 2000, and is adjusted for dividends totaling $1.00 per share paid from net investment income and a distribution of $0.96 per share paid from net realized capital gains.
     If you own Vanguard Asset Allocation Fund in a taxable account, see page 12 for a review of the fund's after-tax returns.



MARKET BAROMETER
                                                   AVERAGE ANNUAL TOTAL RETURNS
                                               PERIODS ENDED SEPTEMBER 30, 2000

                                                  ONE        THREE         FIVE
                                                  YEAR       YEARS        YEARS
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                       13.3%       16.4%        21.7%
Russell 2000 Index (Small-caps)                  23.4         6.0         12.4
Wilshire 5000 Index (Entire market)              17.7        15.6         20.5
MSCI EAFE Index (International)                   3.4         7.7          8.9
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)       7.0%        5.9%         6.5%
Lehman Long Treasury Index                        9.8         7.4          7.5
Lehman 10 Year Municipal Bond Index               6.4         4.8          5.8
Salomon Smith Barney 3-Month
U.S. Treasury Bill Index                          5.6         5.2          5.2
================================================================================
CPI
Consumer Price Index                              3.5%        2.5%         2.5%
--------------------------------------------------------------------------------

FINANCIAL MARKETS IN REVIEW
During the fiscal  period,  the juggernaut  U.S.

2

economy was well into a record tenth year of uninterrupted expansion. The labor market remained tight; the unemployment rate hovered around--and even dipped below--4%. Except for energy prices, inflation stayed in check, partly thanks to the Federal Reserve Board's series of short-term interest rate hikes. In recent months, statistics indicate that the Fed may have succeeded in slowing the pace of economic growth, though it remained robust overall. Nevertheless, as the fiscal year progressed, investors became increasingly concerned about the impact that slower growth could have on corporate earnings. Other causes of investor anxiety were higher energy prices and the weakness of the euro, which cuts into profits of companies with European operations.
--------------------------------------------------------------------------------
THE FUND TOOK A DEFENSIVE POSITION DURING MOST OF THE YEAR.
--------------------------------------------------------------------------------
     Against this backdrop, the U.S. stock market, as measured by the Wilshire 5000 Total Market Index, posted a terrific 12-month return of 17.7%. However, that figure belies the market's split personality. During the first six months, several market indexes reached record levels, largely driven by technology-related growth stocks. Meanwhile, value stocks--those whose prices are seen as "cheap" relative to such measures as a company's earnings, book value, and dividends--lagged far behind. However, midway through the fiscal year, market leadership switched--sometimes dramatically. By September 30, the tech-heavy Nasdaq Composite Index was 27% below the peak it reached in March.
     The growth stocks within the large-cap S&P 500 Index fell -10.1% in the second half of the period, ending with a 12.0% return for the fiscal year, versus 13.7% for the index's value stocks. Mid- and small-cap stocks, as a whole, outpaced large-cap stocks.
--------------------------------------------------------------------------------
ASSET ALLOCATION'S LONG-TERM RECORD WELL SURPASSES THAT OF ITS AVERAGE PEER.
--------------------------------------------------------------------------------
     In the bond market, the government's repurchasing of its long-term debt drove up prices of 30-year Treasury bonds and pushed yields lower. This created an "inversion of the yield curve," in which the yields of short-term securities were higher than those of long-term bonds. While the yield curve seemed to be heading back toward normalcy at the end of the period, the 30-year Treasury's yield on September 30--it stood at 5.89%, down 16 basis points (0.16 percentage point) from a year earlier--was still 32 basis points below that of 3-month Treasury bills. Because of their higher prices, long-term government bonds provided better 12-month returns than corporate issues and certainly better than high-yield "junk" bonds, whose returns were virtually flat.

FISCAL 2000 PERFORMANCE OVERVIEW
Vanguard Asset Allocation Fund's 12-month return of 11.4% modestly trailed those of its benchmarks because the fund's somewhat defensive stance toward

3

stocks proved to be premature. The fund's adviser, Mellon Capital Management Corporation, uses a proprietary asset-allocation model to take advantage of perceived imbalances in the relative prices and expected returns of stocks, bonds, and cash investments. The fund began the fiscal year with assets split equally between stocks and bonds, but because of a run-up in stock prices and lower prices on long-term Treasury bonds, the adviser changed the allocation in early November to 40% stocks and 60% bonds. In August 2000, with the prices of stocks down and bonds up, the adviser changed the allocation back to 50% stocks/50% bonds.
     Therefore, throughout its fiscal year, the fund held a more defensive position than its "neutral allocation" of 65% stocks/35% bonds. The fund's relatively conservative stance reduced the effects of volatility somewhat in the last half of the fiscal year: While the index declined -1.0%, the fund posted a slight gain of 0.5%. Through the course of the fiscal year, the fund benefited from its greater exposure to long-term Treasury bonds during their run-up in prices, but the fund's lower exposure to stocks occurred just when stock market indexes reached their record highs in the first quarter of 2000.

LONG-TERM PERFORMANCE OVERVIEW
A 12-month result does not provide an adequate picture of a fund's long- term performance. Over longer periods, Vanguard Asset Allocation Fund's record truly shines. As shown in the accompanying table, a $10,000 investment in the fund a decade ago would have grown to $45,571 by September 30. That is $11,455 more than a comparable investment in the fund's average competitor, an advantage that exceeds the initial investment. The fund's average return was slightly greater than that of the composite index. This is a notable achievement, because indexes are theoretical constructs that do not incur the real-world expenses that mutual funds must bear.


TOTAL RETURNS                                                  TEN YEARS ENDED
                                                            SEPTEMBER 30, 2000

                                    AVERAGE                     FINAL VALUE OF
                                     ANNUAL                          A $10,000
                                     RETURN                 INITIAL INVESTMENT
------------------------------------------------------------------------------
Vanguard Asset Allocation Fund        16.4%                            $45,571
Average Flexible Fund                 13.1                              34,116
Asset Allocation Composite Index      16.3                              45,212
S&P 500 Index                         19.4                              59,081
------------------------------------------------------------------------------

     In large part, our strong long-term performance relative to our peers is due to our low cost. The fund's expense ratio (expenses as a percentage of average net assets) of 0.44% is a fraction of the average peer's 1.39%. While a 0.95-percentage point gap might seem small, the difference translates into a margin of more than $10,000 over ten years (assuming an initial investment of $10,000 earning 10% a year). Over time, costs matter.

4

     While the fund's performance may seem modest compared with the stock market's average return of more than 19% over the past ten years, it is important to note that Asset Allocation's balanced approach entails far less risk than an all-stock portfolio. In fact, the fund has captured 84% of the S&P 500 Index's average annual return over ten years with only 70% of the volatility, as measured by standard deviation. A fund with these risk/return characteristics can be a valuable component of an investment program, particularly during times of turbulence and unpredictability. We thank the shareholders of the Asset Allocation Fund for their steadfast support.

IN SUMMARY
At Vanguard, we avoid the role of prognosticator. As the volatility of the past 12 months shows, it is extremely difficult to predict the near-term direction of financial markets, let alone the prospects for certain asset classes or market sectors.
     Because of this investing truism, we hold firm in our view that investors should construct a diversified portfolio of stock funds, bond funds, and short-term investments in proportions appropriate to their goals, time horizon, and risk tolerance. Once such a plan is established, the most prudent strategy is to stay the course.

Sincerely,
/s/John J. Brennan

                                                                         [PHOTO]
                                                                 JOHN J. BRENNAN
                                                                    CHAIRMAN AND
 October 17, 2000                                        CHIEF EXECUTIVE OFFICER

5

REPORT
   FROM THE ADVISER                        MELLON CAPITAL MANAGEMENT CORPORATION

VANGUARD ASSET ALLOCATION FUND had a total return of 11.4% for the fiscal year ended September 30, 2000. The fund's benchmark index, a composite that is weighted 65% in the S&P 500 Index and 35% in long-term U.S. Treasury bonds, had a total return of 12.4%, with the S&P 500 returning 13.3% and long-term Treasury bonds 9.8% during the period. For most of the fiscal year, the fund was underweight in stocks and overweight in bonds. Although this defensive asset allocation resulted in a shortfall in the fund's return relative to its benchmark during the first half of the fiscal year, it aided the fund's performance versus its benchmark over the last six months.
--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
THE ADVISER BELIEVES THAT, ALTHOUGH THE FINANCIAL MARKETS ARE VERY EFFICIENT, IMBALANCES CAN BE IDENTIFIED IN THE RELATIVE PRICING OF STOCKS, BONDS, AND MONEY MARKET INSTRUMENTS. IMPLICIT IN THIS APPROACH IS A BELIEF THAT SUCH IMBALANCES OCCUR ONLY PERIODICALLY AND DO NOT PERSIST FOR LONG PERIODS. THE ADVISER ATTEMPTS TO IDENTIFY THESE WINDOWS OF OPPORTUNITY AND TO STRUCTURE THE FUND TO TAKE ADVANTAGE OF THEM.
--------------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT
During the fiscal year, the economic expansion became the longest in U.S. history, and the unemployment rate touched a 30-year low of 3.9% of the workforce. Meanwhile, inflation, as measured by year-over-year changes in the "core" Consumer Price Index, which excludes energy and food prices, reached a 34-year low of 1.9% before rising to 2.5% at fiscal year-end.
     Our asset allocation decisions are driven by the spreads between expected returns for stocks, bonds, and cash. These spreads changed due to the sharp divergence in the performance of stocks and bonds during the fiscal year. During the first half of the fiscal year, stocks rose strongly, underpinned by the continued meteoric rise in the technology sector. The S&P 500 rose 17.5% during this period (with its technology component rising 53%), and bond yields increased as the Federal Reserve Board continued to raise short-term interest rates to slow the economy. By fiscal year-end, the Fed had raised the target federal funds rate to 6.5%--a nine-year high.
     The sharp rise in stock prices drove down our expected return for equities, while rising bond yields boosted our expected return for fixed income assets. The result was a steady decline in the spread between expected returns for stocks and bonds. By January 2000, the spread had reached a level we last observed in the summer of 1987. This is why we adopted a decisively defensive posture during the first half of the fiscal year. During the second half of the

6

fiscal year, technology stocks fell -21%, causing the S&P 500 Index to decline -3.6%. Meanwhile, bond prices rose and their yields fell. By early August, the decline in stock prices and the fall in bond yields had made the stock market less overvalued in relation to bonds.

OUR SUCCESSES
Given the low spread between the expected returns on stocks and bonds that has prevailed this fiscal year, we have consistently maintained a defensive allocation to stocks. This position significantly benefited the fund in three out of the four quarters during the fiscal year. The fall in stock prices in the technology-led correction and the decline in expected returns for bonds prompted us to tactically change the fund's asset allocation on August 2 to a balance of 50% stocks/50% bonds from 40% stocks/60% bonds.
     The fund was aided by our policy of using long-term Treasury bonds for our fixed income allocation. As yields declined during calendar-year 2000, long bonds have significantly outperformed other sectors of the bond market.

OUR SHORTFALLS
We began the fiscal year with a 50% allocation to stocks. We cut that allocation to 40% on November 4, 1999, in response to the sustained decline in the spread between the expected returns for stocks and bonds. Although this was a prudent defensive position, it hurt performance during the first half of the fiscal year, when growing optimism about future earnings propelled stocks to unrealistic heights. Emotion--whether due to optimism or pessimism--can drive markets in unusual ways. But we are committed to a discipline of evaluating stocks in the context of the returns available on alternative investments. And the unequivocal message from our tactical asset allocation (TAA) model was that for long-term investors it was prudent to be overweight in bonds relative to stocks. At 40% stocks, our asset allocation was 25 percentage points below the benchmark's weighting of 65% stocks. To put this in perspective, I note that the fund has never had an equity allocation substantially lower than 40%. And we had not lowered our stock allocation to 40% since 1992.

OUR PORTFOLIO POSITION
The fund's asset allocation entered the new fiscal year at approximately 50% stocks/50% bonds--an underweighting in stocks and an overweighting in bonds compared with our benchmark. Our estimate for the long-term expected return for stocks exceeds 10.5%. But with yields on long corporate bonds around 7.5%, our TAA model clearly finds bonds attractive relative to stocks on a risk-adjusted basis.

William L. Fouse, CFA                                           October 16, 2000

7

FUND PROFILE                                            AS OF SEPTEMBER 30, 2000
        FOR ASSET ALLOCATION FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on pages 9-10.

-----------------------------------------
TOTAL FUND CHARACTERISTICS
Turnover Rate                         29%
Expense Ratio                       0.44%
Cash Investments                     1.0%
-----------------------------------------

-----------------------------------------
TEN LARGEST STOCKS
(% of equities)
General Electric Co.
(conglomerate)                       4.5%
Cisco Systems, Inc.
(computer networks)                  3.1
Microsoft Corp.
(software)                           2.5
Exxon Mobil Corp.
(oil)                                2.5
Pfizer, Inc.
(pharmaceuticals)                    2.2
Intel Corp.
(computer hardware)                  2.2
Citigroup, Inc.
(financial services)                 1.9
Oracle Corp.
(software)                           1.8
American International Group, Inc.
(insurance)                          1.8
EMC Corp.
(computer technology)                1.7
-----------------------------------------
Top Ten                             24.2%
-----------------------------------------
Top Ten as % of Total Net Assets     8.6%
-----------------------------------------


--------------------------------------------------------------------
TOTAL FUND VOLATILITY MEASURES
                                ASSET                    WILSHIRE
                           ALLOCATION    BEST FIT*           5000
--------------------------------------------------------------------
R-Squared                        0.86         0.93           1.00
Beta                             0.55         0.94           1.00
--------------------------------------------------------------------


--------------------------------------------------------------------
SECTOR DIVERSIFICATION (% of common stocks)

                                 ASSET                    WILSHIRE
                            ALLOCATION     BEST FIT*          5000
--------------------------------------------------------------------
Auto & Transportation             1.6%          1.6%          1.6%
Consumer Discretionary           11.0          11.0          12.6
Consumer Staples                  5.8           5.8           4.8
Financial Services               16.5          16.5          16.7
Health Care                      11.5          11.5          11.9
Integrated Oils                   4.8           4.8           3.0
Other Energy                      2.3           2.3           2.8
Materials & Processing            2.0           2.0           2.3
Producer Durables                 2.7           2.7           3.3
Technology                       27.1          27.1          27.7
Utilities                         8.4           8.4           8.2
Other                             6.3           6.3           5.1
--------------------------------------------------------------------

---------------------------
FUND ASSET ALLOCATION**
[PIE CHART]
CASH INVESTMENTS - 1%
BONDS - 49%
STOCKS - 50%
---------------------------

 *S&P 500 Index.
**Actual allocation may vary slightly from target allocation because of day-to-day market fluctuations.

8

--------------------------------------------------------------------
EQUITY CHARACTERISTICS
                               ASSET                    WILSHIRE
                          ALLOCATION    BEST FIT*           5000
--------------------------------------------------------------------
Number of Stocks                 502          500          6,793
Median Market Cap             $80.9B       $80.9B         $46.8B
Price/Earnings Ratio           28.5x        28.5x          31.5x
Price/Book Ratio                5.2x         5.2x           4.7x
Dividend Yield                  1.1%         1.1%           1.1%
Return on Equity               23.6%        23.6%          22.4%
Earnings Growth Rate           17.0%        17.0%          17.2%
Foreign Holdings                1.2%         1.2%           0.0%
--------------------------------------------------------------------


---------------------------
EQUITY INVESTMENT FOCUS
[CHART]
STYLE -- BLEND
MARKET CAP -- LARGE
---------------------------


--------------------------------------------------------------------
FIXED INCOME CHARACTERISTICS
                               ASSET                      LEHMAN
                          ALLOCATION   BEST FIT**         INDEXY
--------------------------------------------------------------------
Number of Bonds                   31           45          6,013
Average Coupon                  8.0%         8.0%           6.9%
Average Duration          10.6 years   10.5 years      4.8 years
Average Maturity          20.6 years   20.5 years      8.7 years
Average Quality             Treasury     Treasury            Aaa
--------------------------------------------------------------------

-----------------------------------
FIXED INCOME INVESTMENT FOCUS
[CHART]
AVERAGE MATURITY -- LONG
CREDIT QUALITY -- TREASURY/AGENCY
-----------------------------------

                                                           [GRAPHIC]
 *S&P 500 Index.                                    Visit our website
**Lehman Long Treasury Index.                       WWW.VANGUARD.COM
 YLehman Aggregate Bond Index.                  for regularly updated
                                                   fund information.

9

GLOSSARY
    OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing instruments. This figure does not include cash invested in futures contracts to simulate stock or bond investment.
--------------------------------------------------------------------------------
DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------

10

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

11

PERFORMANCE SUMMARY
   FOR ASSET ALLOCATION FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

---------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)          SEPTEMBER 30, 1990-SEPTEMBER 30, 2000

---------------------------------------------------------------------------
              ASSET ALLOCATION FUND                        Composite
                                                              Index*
Fiscal         Capital       Income           Total            Total
Year            Return       Return          Return           Return
---------------------------------------------------------------------------
1991            20.9%         6.4%           27.3%             27.5%
1992             7.2          5.0            12.2               12.2
1993            10.7          4.7            15.4               15.5
1994            -5.2          3.1            -2.1               -1.5
1995            23.6          5.0            28.6               27.4
---------------------------------------------------------------------------
*65% S&P 500 Index, 35% Lehman Long Treasury Index.
See Financial Highlights table on page 22 for dividend and capital gains information for the past five years.

---------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)          SEPTEMBER 30, 1990-SEPTEMBER 30, 2000

----------------------------------------------------------------------------
               ASSET ALLOCATION FUND                       Composite
                                                              Index*
Fiscal         Capital       Income           Total            Total
Year            Return       Return          Return           Return
----------------------------------------------------------------------------
1996            11.1%         4.2%           15.3%             13.9%
1997            24.7          4.7            29.4              30.4
1998            11.5          3.7            15.2              14.2
1999            10.5          4.2            14.7              14.4
2000             7.0          4.4            11.4              12.4
----------------------------------------------------------------------------
*65% S&P 500 Index, 35% Lehman Long Treasury Index.
Asset Allocation Fund Composite
See Financial Highlights table on page 22 for dividend and capital gains information for the past five years.

--------------------------------------------------------------------------------------------------
[GRAPH]
CUMULATIVE PERFORMANCE                     SEPTEMBER 30, 1990-SEPTEMBER 30, 2000
                                                 AVERAGE ANNUAL TOTAL RETURNS          FINAL VALUE
                                                 PERIODS ENDED SEPTEMBER 30, 2000     OF A $10,000
                                                  1 YEAR     5 YEARS   10 YEARS         INVESTMENT
--------------------------------------------------------------------------------------------------
Asset Allocation Fund                              11.36%      17.03%     16.38%           $45,571
Average Flexible Fund*                             12.82       13.12      13.06             34,116
Asset Allocation Composite Index**                 12.37       16.86      16.29             45,212
S&P 500 Index                                      13.28       21.69      19.44             59,081
--------------------------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
*65% S&P 500 Index, 35% Lehman Long Treasury Index.
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    PERIODS ENDED SEPTEMBER 30, 2000

                                                                  10 YEARS
                        INCEPTION                       ------------------------
                             DATE    1 YEAR   5 YEARS   CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
Asset Allocation Fund   11/3/1988    11.36%    17.03%    11.87%    4.51%  16.38%
--------------------------------------------------------------------------------

12


A REPORT
    ON YOUR FUND'S AFTER-TAX RETURNS

This table presents pre-tax and after-tax returns for your fund and an appropriate peer group of mutual funds. The after-tax returns represent the fund's past results only and should not be used to predict future tax efficiency.
     If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

PRE-TAX AND AFTER-TAX                           PERIODS ENDED SEPTEMBER 30, 2000
AVERAGE ANNUAL TOTAL RETURNS

                                      ONE YEAR              FIVE YEARS             TEN YEARS
                                  -----------------------------------------------------------------
                                  PRE-TAX  AFTER-TAX    PRE-TAX  AFTER-TAX     PRE-TAX   AFTER-TAX
---------------------------------------------------------------------------------------------------
Vanguard Asset Allocation Fund      11.4%       8.4%      17.0%      13.8%        16.4%      13.7%
Average Domestic Hybrid Fund*       11.1        8.6       12.2        9.4         12.5        9.9
---------------------------------------------------------------------------------------------------
*Based on data from  Morningstar,  Inc.  Elsewhere in this  report,  returns for comparable funds are derived from data provided by Lipper Inc., which may differ somewhat.

     Income taxes can have a considerable impact on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pre-tax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is an important measure of the return that many investors actually received.
     The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden would be less, and the after-tax return higher, for those in lower tax brackets.
     We must stress that because many interrelated factors affect how tax-friendly a fund may be, it is very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses, and the net cash flow it receives.
     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.
--------------------------------------------------------------------------------
A  NOTE  ABOUT  OUR   CALCULATIONS:   Pre-tax  total  returns  assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

                                                                       [GRAPHIC]
                                         You can use Vanguard's online after-tax
                                                            return calculator at
                                                      WWW.VANGUARD.COM/?AFTERTAX
                                                    to customize the calculation
                                                       of your after-tax return.

13

FINANCIAL STATEMENTS
   SEPTEMBER 30, 2000

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), with the fund's S&P 500 Index common stocks listed in descending market value order. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                     MARKET
                                                                     VALUE*
ASSET ALLOCATION FUND SHARES                  SHARES                  (000)
--------------------------------------------------------------------------------
COMMON STOCKS (35.6%)(1)
--------------------------------------------------------------------------------
  General Electric Co.                     2,448,300             $  141,236
* Cisco Systems, Inc.                      1,751,900                 96,792
* Microsoft Corp.                          1,302,300                 78,545
  Exxon Mobil Corp.                          859,620                 76,614
  Pfizer, Inc.                             1,554,425                 69,852
  Intel Corp.                              1,657,500                 68,890
  Citigroup, Inc.                          1,111,221                 60,075
* Oracle Corp.                               700,900                 55,196
  American International
     Group, Inc.                             571,002                 54,638
* EMC Corp.                                  537,124                 53,242
  Wal-Mart Stores, Inc.                    1,102,900                 53,077
  International Business
  Machines Corp.                             438,800                 49,365
* Sun Microsystems, Inc.                     392,500                 45,824
  Nortel Networks Corp.                      733,040                 43,662
  Merck & Co., Inc.                          569,000                 42,355
  SBC Communications Inc.                    838,914                 41,946
  The Coca-Cola Co.                          607,900                 33,510
  Verizon Communications                     673,232                 32,610
  Johnson & Johnson                          343,400                 32,258
  Royal Dutch Petroleum Co. ADR              531,100                 31,833
* America Online, Inc.                       568,600                 30,562
  Home Depot, Inc.                           571,300                 30,315
  Bristol-Myers Squibb Co.                   486,660                 27,800
  AT&T Corp.                                 928,578                 27,277
  Time Warner, Inc.                          324,900                 25,423
  Morgan Stanley Dean
     Witter & Co.                            277,600                 25,383
  Lucent Technologies, Inc.                  805,971                 24,632
  Hewlett-Packard Co.                        250,000                 24,250
  Eli Lilly & Co.                            278,900                 22,626
* Viacom Inc. Class B                        376,408                 22,020
* JDS Uniphase Corp.                         229,900                 21,769
  Procter & Gamble Co.                       323,944                 21,704
  Corning, Inc.                               72,600                 21,562
  Tyco International Ltd.                    415,470                 21,553
* WorldCom, Inc.                             706,966                 21,474
  Bank of America Corp.                      406,488                 21,290
  American Express Co.                       331,335                 20,129
  Texas Instruments, Inc.                    426,200                 20,111
  The Walt Disney Co.                        514,200                 19,668
* Dell Computer Corp.                        635,900                 19,594
* Qwest Communications
     International Inc.                      400,672                 19,257
  Pharmacia Corp.                            313,457                 18,866
  BellSouth Corp.                            462,200                 18,603
  Wells Fargo Co.                            404,010                 18,559
  American Home Products Corp.               321,800                 18,202
  Fannie Mae                                 252,500                 18,054
  Abbott Laboratories                        378,700                 18,012
* Amgen, Inc.                                251,500                 17,562
  Philip Morris Cos., Inc.                   579,100                 17,047

14

--------------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
ASSET ALLOCATION FUND SHARES                  SHARES                   (000)
--------------------------------------------------------------------------------
  Schering-Plough Corp.                      359,200             $   16,703
  PepsiCo, Inc.                              361,500                 16,629
  Enron Corp.                                180,700                 15,834
  Medtronic, Inc.                            294,200                 15,243
  Motorola, Inc.                             531,520                 15,015
  The Chase Manhattan Corp.                  321,483                 14,849
  The Boeing Co.                             222,386                 14,010
  Chevron Corp.                              159,600                 13,606
* Veritas Software Corp.                      95,400                 13,547
* Broadcom Corp.                              53,100                 12,943
* QUALCOMM, Inc.                             181,300                 12,918
  Merrill Lynch & Co., Inc.                  192,300                 12,692
* Yahoo!, Inc.                               133,200                 12,121
  Charles Schwab Corp.                       336,175                 11,934
* Applied Materials, Inc.                    198,700                 11,785
  Ford Motor Co.                             463,708                 11,738
  Schlumberger Ltd.                          140,500                 11,565
  Compaq Computer Corp.                      417,548                 11,516
  Bank One Corp.                             286,435                 11,063
* Siebel Systems, Inc.                        98,608                 10,976
  E.I. du Pont de Nemours & Co.              260,167                 10,781
  Automatic Data Processing, Inc.            155,700                 10,412
  The Bank of New York Co., Inc.             183,200                 10,271
  McDonald's Corp.                           333,200                 10,058
  Anheuser-Busch Cos., Inc.                  226,628                  9,589
* Network Appliance, Inc.                     74,200                  9,451
  Walgreen Co.                               247,100                  9,374
* Comcast Corp.-Special Class A              226,700                  9,281
  Freddie Mac                                170,300                  9,207
  Minnesota Mining &
     Manufacturing Co.                        99,500                  9,067
  General Motors Corp.                       136,504                  8,873
  Marsh & McLennan Cos., Inc.                 66,750                  8,861
  FleetBoston Financial Corp.                222,837                  8,691
* NEXTEL Communications, Inc.                185,800                  8,686
* Clear Channel
     Communications, Inc.                    144,300                  8,153
  United Technologies Corp.                  117,600                  8,144
  Gillette Co.                               262,800                  8,114
* Sprint PCS                                 224,300                  7,865
  First Union Corp.                          242,732                  7,813
  Duke Energy Corp.                           90,781                  7,784
  MBNA Corp.                                 198,550                  7,644
  Kimberly-Clark Corp.                       134,792                  7,523
  Palm, Inc.                                 139,715                  7,396
* AES Corp.                                  106,600                  7,302
  Honeywell International Inc.               201,050                  7,162
* Analog Devices, Inc.                        86,700                  7,158
  Emerson Electric Co.                       106,800                  7,156
  Texaco Inc.                                136,000                  7,140
  J.P. Morgan & Co., Inc.                     42,342                  6,918
  Allstate Corp.                             197,954                  6,879
* Xilinx, Inc.                                79,200                  6,782
  Colgate-Palmolive Co.                      143,500                  6,773
  Unilever NV ADR                            139,842                  6,747
  Associates First Capital Corp.             177,212                  6,734
* Global Crossing Ltd.                       216,315                  6,706
* Solectron Corp.                            144,400                  6,660
  Household International, Inc.              114,788                  6,500
* Micron Technology, Inc.                    137,000                  6,302
  Sprint Corp.                               213,100                  6,246
  Fifth Third Bancorp                        113,925                  6,138
  The Seagram Co. Ltd.                       104,900                  6,025
  PE Corp.-PE Biosystems Group                51,300                  5,976
  Mellon Financial Corp.                     126,700                  5,876
  Cardinal Health, Inc.                       66,350                  5,851
* Safeway, Inc.                              124,700                  5,822
  Washington Mutual, Inc.                    144,441                  5,751
  Target Corp.                               221,836                  5,685
  Baxter International, Inc.                  69,900                  5,579
  Alcoa Inc.                                 220,036                  5,570
  Southern Co.                               169,500                  5,498
* Maxim Integrated Products, Inc.             68,300                  5,494
  Firstar Corp.                              244,549                  5,472
* Agilent Technologies, Inc.                 110,747                  5,420
  Halliburton Co.                            110,600                  5,412
  HCA-The Healthcare Co.                     141,045                  5,236
* Guidant Corp.                               73,800                  5,217
  State Street Corp.                          39,000                  5,070
  Bestfoods                                   69,100                  5,027
  Linear Technology Corp.                     76,500                  4,953
  Northern Trust Corp.                        54,200                  4,817
  American General Corp.                      61,595                  4,804
  PNC Financial Services Group                73,700                  4,791
  Electronic Data Systems Corp.              115,000                  4,773
* Tellabs, Inc.                               99,100                  4,732
* Kohl's Corp.                                81,600                  4,707
* Altera Corp.                                98,100                  4,684
  Paychex, Inc.                               88,750                  4,659
  Adobe Systems, Inc.                         29,800                  4,626
  Williams Cos., Inc.                        109,100                  4,609
* The Kroger Co.                             200,400                  4,522
  Sara Lee Corp.                             221,300                  4,495
* ADC Telecommunications, Inc.               166,700                  4,483
  CVS Corp.                                   95,200                  4,409
  Providian Financial Corp.                   33,900                  4,305
  CIGNA Corp.                                 40,800                  4,260
  Lehman Brothers Holdings, Inc.              28,800                  4,255
  Lowe's Cos., Inc.                           94,000                  4,218
  The Gap, Inc.                              208,637                  4,199
  Conoco Inc. Class B                        155,339                  4,184
  U.S. Bancorp                               183,903                  4,184
  The Hartford Financial Services
     Group Inc.                               57,200                  4,172
  First Data Corp.                           106,700                  4,168
  AFLAC, Inc.                                 64,700                  4,145
  Illinois Tool Works, Inc.                   73,600                  4,112
  Dow Chemical Co.                           162,850                  4,061

15

--------------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
ASSET ALLOCATION FUND SHARES                  SHARES                   (000)
--------------------------------------------------------------------------------
* Comverse Technology, Inc.                   37,500             $    4,050
  UnitedHealth Group Inc.                     41,000                  4,049
  ALLTEL Corp.                                77,300                  4,034
  Anadarko Petroleum Corp.                    60,233                  4,003
  Sysco Corp.                                 85,600                  3,964
  Phillips Petroleum Co.                      62,800                  3,941
* MedImmune Inc.                              50,400                  3,893
* Seagate Technology Inc.                     56,100                  3,871
  Coastal Corp.                               52,000                  3,855
  SunTrust Banks, Inc.                        76,900                  3,831
* Costco Wholesale Corp.                     106,212                  3,711
* Gateway, Inc.                               79,000                  3,693
  Carnival Corp.                             149,800                  3,689
  Computer Associates
     International, Inc.                     145,400                  3,662
  Gannett Co., Inc.                           68,700                  3,641
  Harley-Davidson, Inc.                       74,200                  3,552
  National City Corp.                        158,782                  3,513
  Lockheed Martin Corp.                      105,982                  3,493
  Dominion Resources, Inc.                    59,678                  3,465
  El Paso Energy Corp.                        56,100                  3,457
* Sanmina Corp.                               36,700                  3,436
  International Paper Co.                    118,210                  3,391
  Reliant Energy, Inc.                        72,922                  3,391
  Capital One Financial Corp.                 47,500                  3,328
  Tribune Co.                                 76,202                  3,324
  The Chubb Corp.                             41,500                  3,284
  H.J. Heinz Co.                              87,900                  3,258
  Eastman Kodak Co.                           79,500                  3,250
  General Dynamics Corp.                      50,900                  3,197
  Omnicom Group Inc.                          43,700                  3,187
* Best Buy Co., Inc.                          50,000                  3,181
* Mercury Interactive Corp.                   20,000                  3,135
  RadioShack Corp.                            48,128                  3,110
* FedEx Corp.                                 70,120                  3,109
  Baker Hughes, Inc.                          82,560                  3,065
  Sears, Roebuck & Co.                        94,300                  3,057
* Computer Sciences Corp.                     41,000                  3,044
  The McGraw-Hill Cos., Inc.                  47,700                  3,032
  American Electric Power Co., Inc.           77,060                  3,015
  Transocean Sedco Forex Inc.                 51,107                  2,996
  Southwest Airlines Co.                     122,900                  2,980
  Caterpillar, Inc.                           87,300                  2,946
  FPL Group, Inc.                             43,600                  2,867
  Campbell Soup Co.                          110,000                  2,846
  Wachovia Corp.                              49,800                  2,823
  Unicom Corp.                                50,200                  2,821
  NIKE, Inc. Class B                          70,100                  2,808
  St. Paul Cos., Inc.                         55,756                  2,749
  PECO Energy Corp.                           45,300                  2,743
  KeyCorp                                    108,100                  2,736
  Franklin Resources Corp.                    61,000                  2,710
  Tenet Healthcare Corp.                      74,400                  2,706
  BB&T Corp.                                  89,000                  2,681
  TXU Corp.                                   67,541                  2,676
  General Mills, Inc.                         75,200                  2,670
  Allergan, Inc.                              31,600                  2,668
  Pitney Bowes, Inc.                          66,200                  2,611
  Molex, Inc.                                 47,650                  2,594
  The Quaker Oats Co.                         32,600                  2,579
  Avon Products, Inc.                         63,100                  2,579
  Public Service Enterprise
     Group, Inc.                              57,700                  2,578
  Waste Management, Inc.                     147,210                  2,567
  Interpublic Group of Cos., Inc.             74,500                  2,538
  Burlington Northern
  Santa Fe Corp.                             114,796                  2,475
  Scientific-Atlanta, Inc.                    38,400                  2,443
  Kellogg Co.                                100,500                  2,431
  ConAgra Foods, Inc.                        121,000                  2,428
  Xerox Corp.                                160,996                  2,425
  Aon Corp.                                   61,225                  2,403
  PaineWebber Group, Inc.                     35,100                  2,391
* Stilwell Financial, Inc.                    54,600                  2,375
  Lincoln National Corp.                      49,300                  2,373
  Raytheon Co. Class B                        82,400                  2,343
  Comerica, Inc.                              39,950                  2,335
  Union Pacific Corp.                         59,900                  2,329
  Dover Corp.                                 49,400                  2,319
  Weyerhaeuser Co.                            56,400                  2,277
  The Clorox Co.                              57,400                  2,271
  Loews Corp.                                 27,100                  2,259
  PG&E Corp.                                  93,000                  2,249
* Biogen, Inc.                                36,800                  2,245
* Conexant Systems, Inc.                      53,600                  2,245
  The Limited, Inc.                          101,476                  2,239
  Marriott International, Inc.
     Class A                                  61,100                  2,226
  Golden West Financial Corp.                 41,100                  2,204
  Nabisco Group Holdings Corp.                77,100                  2,197
  Entergy Corp.                               58,900                  2,194
* ALZA Corp.                                  25,200                  2,180
  Albertson's, Inc.                          103,636                  2,176
  Xcel Energy, Inc.                           78,795                  2,167
* LSI Logic Corp.                             73,500                  2,150
  USX-Marathon Group                          75,700                  2,148
  Unocal Corp.                                59,139                  2,096
  Delphi Automotive Systems Corp.            137,818                  2,085
  Wrigley, (Wm.) Jr. Co.                      27,800                  2,082
  Aetna Inc.                                  35,706                  2,073
* Apple Computer, Inc.                        80,200                  2,065
  Air Products & Chemicals, Inc.              56,700                  2,041
  McKesson HBOC, Inc.                         66,565                  2,034
  Deere & Co.                                 61,100                  2,032
  Masco Corp.                                108,600                  2,023
  USA Education Inc.                          40,900                  1,971
  Hershey Foods Corp.                         36,000                  1,949
  Occidental Petroleum Corp.                  88,800                  1,937

16

--------------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
ASSET ALLOCATION FUND SHARES                  SHARES                   (000)
--------------------------------------------------------------------------------
  Bear Stearns Co., Inc.                      30,287             $    1,908
* Cendant Corp.                              175,234                  1,906
  Burlington Resources, Inc.                  51,685                  1,903
  Consolidated Edison Inc.                    55,600                  1,897
  Devon Energy Corp.                          31,300                  1,883
* PeopleSoft, Inc.                            66,300                  1,852
* KLA-Tencor Corp.                            44,600                  1,837
  Constellation Energy Group                  36,550                  1,818
* Starbucks Corp.                             45,100                  1,807
  Ralston-Ralston Purina Group                74,900                  1,774
* Advanced Micro Devices, Inc.                74,900                  1,769
  TJX Cos., Inc.                              77,900                  1,753
  PPG Industries, Inc.                        44,100                  1,750
* National Semiconductor Corp.                43,100                  1,735
  Jefferson-Pilot Corp.                       25,500                  1,731
  MGIC Investment Corp.                       28,000                  1,712
  MBIA, Inc.                                  23,800                  1,693
  Edison International                        87,200                  1,684
* Boston Scientific Corp.                    101,800                  1,673
* Bed Bath & Beyond, Inc.                     68,500                  1,671
  IMS Health, Inc.                            80,400                  1,668
  Coca-Cola Enterprises, Inc.                104,500                  1,665
  May Department Stores Co.                   80,800                  1,656
  Textron, Inc.                               35,900                  1,656
  PPL Corp.                                   39,500                  1,649
* Staples, Inc.                              115,600                  1,640
  Apache Corp.                                27,700                  1,638
  Fort James Corp.                            53,500                  1,635
  Danaher Corp.                               32,800                  1,632
  New York Times Co. Class A                  41,400                  1,628
  UnumProvident Corp.                         58,591                  1,597
  Becton, Dickinson & Co.                     59,400                  1,570
  Alcan Aluminium Ltd.                        54,250                  1,570
* Wellpoint Health
     Networks Inc. Class A                    16,300                  1,565
  Rohm & Haas Co.                             53,439                  1,553
* Watson Pharmaceuticals, Inc.                23,600                  1,531
  CP&L, Inc.                                  36,500                  1,522
  FirstEnergy Corp.                           56,400                  1,519
  Newell Rubbermaid, Inc.                     65,909                  1,504
  Amerada Hess Corp.                          22,400                  1,499
  Biomet, Inc.                                42,700                  1,495
  Northrop Grumman Corp.                      16,300                  1,481
* Teradyne, Inc.                              42,100                  1,474
  Summit Bancorp                              42,700                  1,473
* Convergys Corp.                             37,700                  1,466
* Novellus Systems, Inc.                      31,100                  1,448
  Progressive Corp. of Ohio                   17,300                  1,416
  Cincinnati Financial Corp.                  39,800                  1,413
  Dun & Bradstreet Corp.                      41,000                  1,412
  Columbia Energy Group                       19,800                  1,406
  Praxair, Inc.                               37,600                  1,405
  Kerr-McGee Corp.                            21,097                  1,398
  Rockwell International Corp.                46,200                  1,398
  Ameren Corp.                                33,300                  1,394
  T. Rowe Price                               29,700                  1,394
  Dow Jones & Co., Inc.                       23,000                  1,392
  Barrick Gold Corp.                          90,400                  1,379
  Delta Air Lines, Inc.                       31,000                  1,376
  Tiffany & Co.                               35,600                  1,373
  Archer-Daniels-Midland Co.                 158,556                  1,367
  Dollar General Corp.                        81,588                  1,367
  Norfolk Southern Corp.                      93,000                  1,360
  Synovus Financial Corp.                     63,950                  1,355
  Ingersoll-Rand Co.                          39,250                  1,330
  Charter One Financial                       54,495                  1,328
  DTE Energy Co.                              34,700                  1,327
  Avery Dennison Corp.                        28,300                  1,312
* Federated Department
     Stores, Inc.                             50,100                  1,309
* Cabletron Systems, Inc.                     44,500                  1,307
  SouthTrust Corp.                            40,600                  1,276
  Florida Progress Corp.                      23,800                  1,260
  Cinergy Corp.                               37,918                  1,254
  TRW, Inc.                                   30,500                  1,239
* AMR Corp.                                   36,900                  1,206
  AmSouth Bancorp                             95,700                  1,196
  Union Carbide Corp.                         31,400                  1,185
  Regions Financial Corp.                     52,000                  1,180
* Lexmark International, Inc.                 31,400                  1,178
  PerkinElmer, Inc.                           11,200                  1,169
* BMC Software, Inc.                          60,900                  1,165
  KeySpan Corp.                               29,000                  1,164
  Tosco Corp.                                 37,200                  1,160
* Sapient Corp.                               28,400                  1,156
  Mattel, Inc.                               102,687                  1,149
  CSX Corp.                                   52,600                  1,147
  Union Planters Corp.                        34,700                  1,147
  Ecolab, Inc.                                31,600                  1,140
* Tricon Global Restaurants, Inc.             37,200                  1,139
  The CIT Group, Inc.                         64,900                  1,136
  Eaton Corp.                                 18,200                  1,122
  Circuit City Stores, Inc.                   48,200                  1,109
  Knight Ridder                               21,800                  1,108
* St. Jude Medical, Inc.                      21,600                  1,102
* Toys R Us, Inc.                             67,600                  1,099
  Johnson Controls, Inc.                      20,500                  1,090
  Fortune Brands, Inc.                        40,700                  1,079
* Ceridian Corp.                              37,900                  1,064
  Pinnacle West Capital Corp.                 20,700                  1,053
  Hilton Hotels Corp.                         90,600                  1,048
  Sempra Energy                               50,292                  1,047
  The BFGoodrich Co.                          26,600                  1,042
  Georgia Pacific Group                       44,000                  1,034
  Countrywide Credit
     Industries, Inc.                         27,300                  1,031
  Harcourt General, Inc.                      17,363                  1,024
  UST, Inc.                                   44,300                  1,013

17

--------------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
ASSET ALLOCATION FUND SHARES                  SHARES                   (000)
--------------------------------------------------------------------------------
  GPU, Inc.                                   31,200             $    1,012
  Vulcan Materials Co.                        24,600                    989
  Tektronix, Inc.                             12,850                    987
  Torchmark Corp.                             35,100                    976
  Equifax, Inc.                               36,100                    972
* Thermo Electron Corp.                       37,400                    972
  Brown-Forman Corp. Class B                  17,100                    936
  H & R Block, Inc.                           25,200                    934
  SAFECO Corp.                                34,200                    932
  CenturyTel, Inc.                            33,850                    922
  Parker Hannifin Corp.                       27,325                    922
  Huntington Bancshares Inc.                  61,787                    908
* Sealed Air Corp.                            20,015                    906
* American Power
     Conversion Corp.                         47,200                    906
  Sherwin-Williams Co.                        42,300                    904
* Citrix Systems, Inc.                        44,800                    899
  Old Kent Financial Corp.                    31,035                    898
* NCR Corp.                                   23,600                    892
  R.R. Donnelley & Sons Co.                   35,700                    877
  Phelps Dodge Corp.                          20,803                    869
* Harrah's Entertainment, Inc.                31,400                    864
* Unisys Corp.                                76,200                    857
  Young & Rubicam Inc.                        17,200                    851
* Novell, Inc.                                84,600                    841
* HEALTHSOUTH Corp.                          102,500                    833
  Genuine Parts Co.                           43,250                    824
  Dana Corp.                                  38,059                    818
  Cooper Industries, Inc.                     23,057                    813
* AutoZone Inc.                               35,800                    812
  Mallinckrodt, Inc.                          17,600                    803
  Sigma-Aldrich Corp.                         24,100                    795
  Sabre Holdings Corp.                        27,419                    793
  Black & Decker Corp.                        23,100                    790
  Darden Restaurants Inc.                     37,900                    789
  ITT Industries, Inc.                        23,900                    775
  Leggett & Platt, Inc.                       48,300                    764
* Inco Ltd.                                   46,798                    755
  Placer Dome, Inc.                           79,900                    754
* Compuware Corp.                             89,800                    752
  Willamette Industries, Inc.                 26,700                    748
* Parametric Technology Corp.                 68,300                    747
  VF Corp.                                    29,828                    736
* US Airways Group, Inc.                      23,700                    721
  J.C. Penney Co., Inc.                       60,800                    718
  PACCAR, Inc.                                19,340                    717
  Whirlpool Corp.                             18,300                    711
* Niagara Mohawk Holdings Inc.                45,000                    709
* Office Depot, Inc.                          90,100                    704
* Kmart Corp.                                116,500                    699
  Eastman Chemical Co.                        18,850                    696
  The Goodyear Tire & Rubber Co.              37,500                    675
  Maytag Corp.                                21,600                    671
  CMS Energy Corp.                            24,900                    671
  Westvaco Corp.                              25,100                    670
  W.W. Grainger, Inc.                         24,900                    655
  Liz Claiborne, Inc.                         16,900                    651
  Newmont Mining Corp.                        37,846                    643
  Nucor Corp.                                 21,000                    633
  Wendy's International, Inc.                 31,500                    632
* Rowan Cos., Inc.                            21,400                    621
  Sunoco, Inc.                                22,767                    613
  Ashland, Inc.                               18,100                    610
  Fluor Corp.                                 20,000                    600
* FMC Corp.                                    8,900                    597
  C.R. Bard, Inc.                             14,100                    596
  Adolph Coors Co. Class B                     9,300                    588
  The Mead Corp.                              25,000                    584
  Engelhard Corp.                             35,650                    579
  Conseco Inc.                                75,745                    578
  Pall Corp.                                  28,866                    576
  Visteon Corp.                               37,804                    572
* Andrew Corp.                                21,275                    557
  Bausch & Lomb, Inc.                         14,100                    549
* Navistar International Corp.                17,880                    535
  Temple-Inland Inc.                          13,800                    523
  Winn-Dixie Stores, Inc.                     36,100                    519
  The Stanley Works                           22,100                    510
* Adaptec, Inc.                               25,400                    508
  SuperValu Inc.                              33,400                    503
  Nordstrom, Inc.                             32,100                    500
  Millipore Corp.                             10,300                    499
  Centex Corp.                                15,200                    488
  Hasbro, Inc.                                42,400                    485
  International Flavors &
     Fragrances, Inc.                         26,300                    480
* Pactiv Corp.                                40,800                    456
  NICOR, Inc.                                 12,500                    452
* Quintiles Transnational Corp.               27,600                    440
  Brunswick Corp.                             24,000                    438
  Great Lakes Chemical Corp.                  14,800                    434
  Allegheny Technologies Inc.                 23,655                    429
* Manor Care, Inc.                            27,000                    424
* Allied Waste Industries, Inc.               46,000                    423
* Humana, Inc.                                39,100                    420
  Bemis Co., Inc.                             13,000                    418
  Pulte Corp.                                 12,400                    409
  Autodesk, Inc.                              16,100                    408
  Deluxe Corp.                                20,000                    406
* Freeport-McMoRan Copper &
     Gold Inc. Class B                        46,000                    405
  Meredith Corp.                              13,600                    401
  Alberto-Culver Co. Class B                  13,900                    400
  Crane Co.                                   16,837                    385
  Snap-On Inc.                                15,150                    357
* Consolidated Stores, Inc.                   26,300                    355
  Hercules, Inc.                              24,900                    352
  Ryder System, Inc.                          18,900                    348

18

--------------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
ASSET ALLOCATION FUND SHARES                  SHARES                   (000)
--------------------------------------------------------------------------------
* Owens-Illinois, Inc.                        37,400                    346
  Crown Cork & Seal Co., Inc.                 30,900                    330
  Boise Cascade Corp.                         12,400                    329
  Eastern Enterprises                          5,100                    325
  USX-U.S. Steel Group                        21,240                    323
  American Greetings
     Corp. Class A                            18,100                    317
  Cummins Engine Co., Inc.                     9,900                    296
  Dillard's Inc.                              27,400                    291
  Peoples Energy Corp.                         8,600                    287
  ONEOK, Inc.                                  6,900                    274
  Tupperware Corp.                            14,700                    265
  Homestake Mining Co.                        50,700                    263
* Reebok International Ltd.                   13,700                    258
  Briggs & Stratton Corp.                      6,600                    250
  Louisiana-Pacific Corp.                     26,000                    239
  Ball Corp.                                   7,400                    234
  Kaufman & Broad Home Corp.                   8,700                    234
  National Service Industries, Inc.           11,700                    229
  Thomas & Betts Corp.                        13,100                    228
  Potlatch Corp.                               7,200                    228
  Worthington Industries, Inc.                22,750                    213
  The Timken Co.                              15,300                    209
  Cooper Tire & Rubber Co.                    20,100                    202
  Longs Drug Stores, Inc.                     10,000                    191
  Polaroid Corp.                              11,462                    154
  Russell Corp.                                9,600                    152
  McDermott International, Inc.               13,700                    151
  Springs Industries Inc. Class A              4,500                    127
* W.R. Grace & Co.                            17,600                    121
  Armstrong Holdings, Inc.                     9,700                    116
* Bethlehem Steel Corp.                       28,400                     85
----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $1,622,506)                                                 3,118,697
----------------------------------------------------------------------------

                                                Face
                                              Amount
                                               (000)
----------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (49.2%)
----------------------------------------------------------------------------
U.S. TREASURY BONDS
      5.25%, 11/15/2028                       82,200             $   73,716
      5.25%, 2/15/2029                        65,000                 58,420
      5.50%, 8/15/2028                       194,590                180,741
      6.125%, 11/15/2027                     127,330                128,518
      6.125%, 8/15/2029                       92,650                 94,639
      6.375%, 8/15/2027                      214,210                223,100
      6.50%, 11/15/2026                      168,160                177,641
      6.875%, 8/15/2025                      140,075                154,217
      7.125%, 2/15/2023                      290,495                326,452
      7.25%, 5/15/2016                       140,550                156,529
      7.50%, 11/15/2016                       40,840                 46,571
      7.50%, 11/15/2024                       96,490                113,568
      7.625%, 11/15/2022                      87,370                103,333
      7.625%, 2/15/2025                       72,585                 86,693
(2)   8.00%, 11/15/2021                      110,920                135,563
      8.125%, 8/15/2019                      107,970                131,924
(2)   8.125%, 5/15/2021                      121,485                149,831
      8.125%, 8/15/2021                      151,830                187,495
      8.50%, 2/15/2020                       172,034                218,038
      8.75%, 5/15/2017                       127,140                161,683
      8.75%, 5/15/2020                        99,400                128,968
      8.75%, 8/15/2020                        84,880                110,264
      8.875%, 8/15/2017                      171,560                220,753
      8.875%, 2/15/2019                      189,990                247,054
      10.375%, 11/15/2012                     52,868                 65,720
      10.625%, 8/15/2015                      82,990                119,178
      11.25%, 2/15/2015                       66,730                 99,193
      11.75%, 11/15/2014                     124,775                173,461
      12.00%, 8/15/2013                      148,525                202,500
      12.75%, 11/15/2010                       7,220                  9,311
      14.00%, 11/15/2011                      17,300                 24,201
----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $4,304,309)                                                 4,309,275
----------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (20.8%)(1)
----------------------------------------------------------------------------
COMMERCIAL PAPER (13.8%)
A1 Credit Corp.
   6.47%, 10/12/2000                          24,200                 24,152
AIG Funding, Inc.
   6.46%, 11/1/2000                           30,000                 29,838
ALCOA, Inc.
   6.49%, 11/7/2000                           50,000                 49,666
AT & T Corp.
   6.49%, 10/2/2000                           30,000                 29,995
American Honda Finance Co.
   6.48%, 10/10/2000                          60,000                 59,903
Associates Corp. NA
   6.46%, 11/2/2000                           25,000                 24,861
BellSouth Capital Fund
   6.47%, 10/27/2000                          30,000                 29,860
British Telecommunication PLC
   6.50%, 11/27/2000                          28,000                 27,717

   6.52%, 11/1/2000                           25,000                 24,865

DaimlerChrysler Finance Inc.
   6.47%, 10/2/2000                           25,000                 24,996
E.I. du Pont de Nemours & Co.
   6.46%, 10/12/2000                          27,500                 27,446

   6.50%, 10/26/2000                          17,000                 16,926

Ford Motor Credit Co.
   6.49%, 10/20/2000                          50,000                 49,828
   6.50%, 10/27/2000                          25,000                 24,883
General Electric Capital Corp.
   6.49%, 10/25/2000                          24,000                 23,896
General Motors Acceptance Corp.
   6.49%, 10/23/2000                          80,000                 79,683
H. J. Heinz & Co.
   6.47%, 10/4/2000                           30,000                 29,984
   6.48%, 10/10/2000                          50,000                 49,919

19

--------------------------------------------------------------------------------
                                                Face                 MARKET
                                              Amount                 VALUE*
ASSET ALLOCATION FUND SHARES                   (000)                  (000)
--------------------------------------------------------------------------------
Hewlett-Packard Co.
   6.48%, 10/17/2000                          80,000                 79,770
Household Finance Corp.
   6.48%, 10/27/2000                          85,000                 84,602
IBM Corp.
   6.40%, 10/2/2000                           80,000                 79,986
International Lease Finance Corp.
   6.46%, 11/7/2000                            9,600                  9,536
   6.47%, 10/6/2000                           20,000                 19,982
   6.50%, 10/17/2000                          50,000                 49,864
MetLife Funding, Inc.
   6.47%, 10/5/2000                           23,428                 23,411
   6.47%, 10/6/2000                           22,771                 22,751
   6.49%, 10/25/2000                          25,000                 24,897
Phillip Morris Co.
   6.48%, 10/25/2000                          43,000                 42,814
   6.49%, 10/6/2000                           30,000                 29,973
TransAmerica Corp.
   6.53%, 10/23/2000                          30,000                 29,886
Transamerica Finance Corp.
   6.52%, 10/4/2000                           45,000                 44,983
USAA Capital Corp.
   6.47%, 11/6/2000                           35,000                 34,780
                                                               -------------
                                                                  1,205,653
                                                               -------------
----------------------------------------------------------------------------
REPURCHASE AGREEMENTS (7.0%)
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   6.46%-6.47%, 10/2/2000--
     Note F                                  395,343                395,343
   6.50%, 10/2/2000                          220,808                220,808
                                                               -------------
                                                                    616,151
                                                               -------------
----------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(COST $1,821,771)                                                 1,821,804
----------------------------------------------------------------------------
TOTAL INVESTMENTS (105.6%)
(COST $7,748,586)                                                 9,249,776
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                                     Market
                                                                     Value*
                                                                      (000)
----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.6%)
----------------------------------------------------------------------------
Other Assets--Note C                                             $   76,720
Security Lending Collateral Payable
   to Brokers--Note F                                              (395,343)
Other Liabilities                                                  (169,905)
                                                               -------------
                                                                   (488,528)
                                                               -------------
----------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------
Applicable to 353,369,569 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                      $8,761,248
============================================================================

NET ASSET VALUE PER SHARE                                            $24.79
============================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 49.8% and 6.6%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Securities with an aggregate value of $98,332,000, have been segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.

----------------------------------------------------------------------------
AT SEPTEMBER 30, 2000, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------
                                                         Amount         Per
                                                           (000)      Share
----------------------------------------------------------------------------
Paid in Capital--Note D                              $7,061,209      $19.98
Undistributed Net
   Investment Income                                    105,916         .30
Accumulated Net
   Realized Gains--Note D                               153,747         .43
Unrealized Appreciation
   (Depreciation)--Note E
   Investment Securities                              1,501,190        4.25
   Futures Contracts                                    (60,814)       (.17)
----------------------------------------------------------------------------
NET ASSETS                                           $8,761,248      $24.79
============================================================================

20

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

----------------------------------------------------------------------------
                                                      ASSET ALLOCATION FUND
                                              YEAR ENDED SEPTEMBER 30, 2000
                                                                      (000)
----------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                       $ 31,959
   Interest                                                         360,068
   Security Lending                                                     971
----------------------------------------------------------------------------
      Total Income                                                  392,998
----------------------------------------------------------------------------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                       9,200
      Performance Adjustment                                           (709)
   The Vanguard Group--Note C
      Management and Administrative                                  27,693
      Marketing and Distribution                                      1,224
   Custodian Fees                                                        53
   Auditing Fees                                                         31
   Shareholders' Reports                                                185
   Trustees' Fees and Expenses                                           11
----------------------------------------------------------------------------
      Total Expenses                                                 37,688
----------------------------------------------------------------------------
NET INVESTMENT INCOME                                               355,310
----------------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold                                       145,382
   Futures Contracts                                                 80,420
----------------------------------------------------------------------------
REALIZED NET GAIN                                                   225,802
----------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                            336,152
   Futures Contracts                                                 (9,406)
----------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                    326,746
----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $907,858
============================================================================

21

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

----------------------------------------------------------------------------
                                                     ASSET ALLOCATION FUND
                                                  --------------------------
                                                   YEAR ENDED SEPTEMBER 30,
                                                  --------------------------
                                                           2000        1999
                                                          (000)      (000)
----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                             $  355,310  $  261,315
   Realized Net Gain                                    225,802     477,764
   Change in Unrealized Appreciation (Depreciation)     326,746     102,998
----------------------------------------------------------------------------
      Net Increase in Net Assets Resulting
      from Operations                                   907,858     842,077
----------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                               (341,720)   (263,532)
   Realized Capital Gain                               (330,282)   (308,685)
----------------------------------------------------------------------------
      Total Distributions                              (672,002)   (572,217)
----------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
   Issued                                             1,735,812   3,038,828
   Issued in Lieu of Cash Distributions                 646,106     550,958
   Redeemed                                          (2,038,647) (1,314,040)
----------------------------------------------------------------------------
      Net Increase from Capital Share Transactions      343,271   2,275,746
----------------------------------------------------------------------------
   Total Increase                                       579,127   2,545,606
----------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                  8,182,121   5,636,515
   End of Year                                       $8,761,248  $8,182,121
============================================================================

1Shares Issued (Redeemed)
   Issued                                                71,069     123,320
   Issued in Lieu of Cash Distributions                  26,967      23,236
   Redeemed                                             (84,051)    (53,361)
----------------------------------------------------------------------------
      Net Increase in Shares Outstanding                 13,985      93,195
============================================================================

22

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------------
                                                                ASSET ALLOCATION FUND
                                                               YEAR ENDED SEPTEMBER 30,
                                                    -------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR             2000     1999      1998     1997      1996
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                     $24.11   $22.90    $21.53   $18.27    $17.03
-----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                 1.03      .80       .79      .74       .69
   Net Realized and Unrealized Gain
      (Loss) on Investments                              1.61     2.50      2.33     4.29      1.82
-----------------------------------------------------------------------------------------------------
      Total from Investment Operations                   2.64     3.30      3.12     5.03      2.51
DISTRIBUTIONS
   Dividends from Net Investment Income                 (1.00)    (.91)     (.74)    (.72)     (.66)
   Distributions from Realized Capital Gains             (.96)   (1.18)    (1.01)   (1.05)     (.61)
-----------------------------------------------------------------------------------------------------
      Total Distributions                               (1.96)   (2.09)    (1.75)   (1.77)    (1.27)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                           $24.79   $24.11    $22.90   $21.53    $18.27
=====================================================================================================

TOTAL RETURN                                           11.36%   14.68%    15.24%   29.42%    15.27%
=====================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                  $8,761   $8,182    $5,637   $3,738    $2,341
   Ratio of Total Expenses to
      Average Net Assets                                0.44%    0.49%     0.49%    0.49%     0.47%
   Ratio of Net Investment Income to
      Average Net Assets                                4.18%    3.49%     3.80%    3.96%     4.17%
   Portfolio Turnover Rate                                29%      11%       60%      10%       47%
=====================================================================================================

23

NOTES TO FINANCIAL STATEMENTS
Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

24

B. Mellon Capital Management Corporation provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Long Treasury Index. For the year ended September 30, 2000, the advisory fee represented an effective annual basic rate of 0.11% of the fund's average net assets before a decrease of $709,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2000, the fund had contributed capital of $1,643,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.6% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. During the year ended September 30, 2000, the fund purchased $2,208,939,000 of investment securities and sold $2,217,941,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,469,088,000 and $1,387,930,000, respectively.
     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $47,933,000 from accumulated net realized gains to paid in capital.

E. At September 30, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,501,190,000, consisting of unrealized gains of $1,624,423,000 on securities that had risen in value since their purchase and $123,233,000 in unrealized losses on securities that had fallen in value since their purchase.
     At September 30, 2000, the aggregate settlement value of open futures contracts expiring in December 2000 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                                (000)
                                               ---------------------------------
                                                    AGGREGATE
                                 NUMBER OF         SETTLEMENT         UNREALIZED
FUTURES CONTRACTS           LONG CONTRACTS              VALUE       DEPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index                        3,429         $1,246,184          $(60,814)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for federal income tax purposes.

F. The market value of securities on loan to broker/dealers at September 30, 2000, was $831,879,000, for which the fund held as collateral cash of $395,343,000 and U.S. Treasury securities with a market value of $469,090,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

25

REPORT
   OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF VANGUARD ASSET ALLOCATION FUND

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Asset Allocation Fund (the "Fund") at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 1, 2000


--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD ASSET ALLOCATION FUND
This information for the fiscal year ended September 30, 2000, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $211,631,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.
     For corporate shareholders, 7.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

THE VANGUARD(R)
   FAMILY OF FUNDS

STOCK FUNDS
-----------------------------------------
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock
Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets
Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital
Appreciation Fund
Tax-Managed Growth and
Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock
Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
-----------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative
Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
-----------------------------------------
Admiral(TM) Intermediate-Term
Treasury Fund
Admiral(TM) Long-Term
Treasury Fund
Admiral(TM) Short-Term
Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term
Tax-Exempt Fund
Intermediate-Term Bond
Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term
Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
(California, Florida, Massachusetts, New
Jersey, New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
-----------------------------------------
Admiral(TM) Treasury Money
Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
(California, New Jersey,
New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
-----------------------------------------
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
   WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.
     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES
JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS
RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.
THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS
R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

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